As Filed with the
Commission on May 1, 2009
Registration No. 2-80808
SEC File No. 811-3616

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.

          Post-Effective Amendment No. 33   [X]

                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

        Amendment No. 35

Madison Mosaic Income Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive, Madison, Wisconsin  53711

Registrant's Telephone Number:  (800) 368-3195

W. Richard Mason, Secretary
Madison Mosaic Income Trust
8777 N. Gainey Center Drive, Suite 220
Scottsdale, Arizona  85258
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[   ]  on (date) pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: [  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Madison Mosaic Income Trust (Core Bond Fund, Government Fund, Institutional Bond Fund and COINS Fund).

Part A

PROSPECTUS

May 1, 2009

Madison Mosaic Income Trust

Government Fund
Core Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic Funds (logo) www.mosaicfunds.com

Risk/Return Summary: Investments, Risks and Performance	1
Fund Investment Objectives/Goals	1
Principal Investment Strategies of Each Fund	1
Principal Risks of Investing in Each Fund	1
Risk/Return Bar Chart and Performance Table	2
Fees and Expenses of the Funds	3
Investment Objectives	4
Implementation of Investment Objectives	4
Principal Risks	7
Portfolio Holdings	9
Management	9
Pricing of Fund Shares	11
Dividends and Distributions	12
Frequent Purchases and Redemptions of Fund Shares	12
Taxes	14
Financial Highlights	14

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The Government and Core Bond Funds offered by Madison Mosaic Income Trust (the “Trust”) have the same investment objective: to receive income from bonds and to distribute that income to its investors as dividends.

Principal Investment Strategies of Each Fund

Each fund seeks to achieve its objectives through diversified investment in bonds and other debt securities.

The Government Fund invests only in investment grade U.S. Government securities and emphasizes the safety of principal and interest for its portfolio investments. The maturities of such investments may range from long-term (20 years or more) or short-term (less than 10 years).

The Core Bond Fund (known as the Intermediate Income Fund prior to May 1, 2008) invests in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments. It invests at least 80% of its total assets in bonds with the total portfolio having a dollar weighted average maturity of ten years or less. Also, at least 65% of the fund’s net assets will be invested in investment grade bonds. Finally, up to 35% of the fund’s total assets may be invested in securities rated as low as B, including those commonly referred to as “high yield,” “high risk” or “junk” bonds.

Principal Risks of Investing in Each Fund

All Funds

Interest Rate Risk

The share price of each of these funds reflects the value of the bonds held by them. When interest rates or general demand for fixed-income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason might be a rise in interest rates. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

The longer the maturity of any bond, the greater the effect will be on its price when interest rates change. The Government Fund may have long dollar weighted average maturities, while the dollar weighted average maturity of the Core Bond Fund may be shorter at 10 years or less.

Call Risk

If a bond issuer “calls” a bond (pays it off at a specified price before it matures), the affected fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what we paid.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Mortgage Backed Securities Risk

Each fund may own obligations backed by mortgages. If the mortgage holders prepay them during a period of falling interest rates, the fund could be exposed to prepayment risk. In that case, it must reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Risk of Default

Although we monitor the financial condition of bond issuers, unexpected events could cause the issuer to be unable to pay either principal

Madison Mosaic Income Trust 1

or interest on its bond. This could cause the bond to go into default and lose value.

Fund Specific Risks

Government Fund

Some federal agency securities are not backed by the full faith and credit of the United States, so we must look to the agency issuing the bond for ultimate repayment.

Core Bond Fund

Since this fund may invest up to 35% of its total assets in bonds rated below investment grade (high yield/high risk (junk) bonds), you should understand the risks of the bonds we may buy:

  The Youth and Growth of the High Yield Bond Market. The high yield/high risk (junk) bond market is relatively young and supply is limited.
  Sensitivity to Interest Rates and Economic Changes. Prices of high yield/high risk (junk) bonds may be less sensitive to interest rate changes than other bonds, but more sensitive to adverse economic changes or individual corporate developments.
  Market Expectations. High yield/high risk (junk) bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.
  Liquidity and Valuation. There may be “thin” trading during times of market distress.
  Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.
  Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Risk/Return Bar Chart and Performance Table

The following bar charts illustrate the risk of each fund by showing changes in each fund’s performance from year to year over a 10-year period. After the bar chart for each fund is a table that compares the fund’s average annual total returns with those of a broad-based securities market index that is not subject to the fees and expenses typical of mutual funds. Included in the table are after-tax returns that are not relevant to you if you hold your shares through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and may differ from those shown. Remember, however, that past performance (before and after taxes) does not necessarily indicate how a fund will perform in the future.

Government Fund

During the period shown in the bar chart, the highest return for a quarter was 4.91% (quarter ending September 30, 2001) and the lowest return for a quarter was -1.79% (quarter ending June 30, 2004).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	8.17%	3.94%	4.37%
Return after taxes on distributions	7.03%	2.85%	2.94%
Return after taxes on distributions and sale of fund shares	5.27%	2.71%	2.85%
~~Lehman Brothers~~Barclays Capital Intermediate Government Bond Index*	10.43%	5.29%	5.74%

*The ~~Lehman Brothers~~Barclays Capital Intermediate Government Bond Index is a recognized, unmanaged index of thousands of government bonds. The performance of this index reflects no deduction for fees, expenses or taxes.

2 Prospectus May 1, 2009

Core Bond Fund

The Core Bond Fund adopted its current investment policies on July 1, 1999. Although the fund changed its name from Intermediate Income Fund to Core Bond Fund effective May 1, 2008, it did not change its investment objectives or policies. Performance for the year ended December 31, 1998 and the six months ending December 31, 1999 reflects the performance of the fund under its previous investment policies when it was known as the “Mosaic High Yield Fund.” Its performance under the market conditions that produced the results below might have been different if the fund were operating under its current investment policies at such times.

During the period shown in the bar chart, the highest return for a quarter was 5.29% (quarter ending December 31, 2008) and the lowest return for a quarter was -1.83% (quarter ending June 30, 2004).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Past 5 Years	Past 10 Years
Return before taxes	6.80%	3.92%	4.45%
Return after taxes on distributions	5.25%	2.57%	2.67%
Return after taxes on distributions and sale of fund shares	4.37%	2.54%	2.69%
~~Lehman Brothers~~Barclays Capital Aggregate Bond Index**	5.24%	4.65%	5.63%

**The ~~Lehman Brothers~~Barclays Capital Aggregate Bond Index is a recognized, unmanaged index of thousands of corporate and government bonds. The performance of this index reflects no deduction for fees, expenses or taxes.

To obtain the current 30-day yield for any fund, call our shareholder service department toll-free at 888-670-3600.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of any fund offered by Mosaic Income Trust.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses* (expenses that are deducted from fund assets)
	Government Fund	Core Bond Fund
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	None
Other Expenses	0.28%	0.30%
Total Annual Fund Operating Expenses	0.68%	0.70%

*The expense information in this table has been restated to reflect current fees effective April 1, 2008.

Example:

This Example is intended to help you compare the cost of investing in a fund offered by Mosaic Income Trust with the cost of investing in other mutual funds. For simplicity, fee and expense percentages above are rounded to two decimal places.

The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Madison Mosaic Income Trust 3

	Government Fund	Core Bond Fund
1 Year	$69	$72
3 Years	$218	$224
5 Years	$379	$390
10 Years	$847	$871

Additional fees and transaction charges described in Madison Mosaic’s “Guide to Doing Business,” if applicable, will increase the level of expenses that can be incurred. (For example, a $15 fee is charged for redemptions by wire to domestic bank accounts and fees are charged on certain stop payments on checks, bounced investment checks, IRAs and other retirement plans). We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust’s funds available to investors pursuant to any “no transaction fee” network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources. In addition, if you purchase or redeem shares in the Trust through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Trust does not receive these fees. You can engage in any transaction directly with the Trust to avoid such charges.

Investment Objectives

Each mutual fund portfolio offered by the Trust has the same investment objective: To receive income from bonds and other debt securities and to distribute that income to its investors as monthly dividends.

There can be no assurance that the objective of any fund will be achieved.

Although the investment objective of any fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change.

Implementation of Investment Objectives

All Funds

General Selection Criteria

We select bonds for each fund that we believe provide the best combination of yield (the interest rate the bond pays in relation to its price), credit risk and diversification for the respective fund. To a lesser extent, we also consider whether a particular bond may increase in value from its price at the time of purchase.

Temporary Defensive Position

We reserve the right to invest a portion of any fund’s total assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, we do not intend to hold more than 35 percent of any fund’s total assets in such investments unless we determine that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of any fund may be so invested. To the extent that a fund is so invested, it is not invested in accordance with policies designed to achieve its stated investment objective.

Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. We might hold substantial cash reserves in seeking to reduce a fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Government Fund

Selection

We limit investments in the Government Fund to investment grade U.S. Government securities. These include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government.

4 Prospectus May 1, 2009

They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities.

Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, the Federal Farm Credit System, Freddie Mac, Fannie Mae, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities.

Except for Treasury securities, these obligations may not be backed by the “full faith and credit” of the United States. Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. In sum, all U.S. Treasury securities and Government National Mortgage Association (Ginnie Mae) securities are backed by the “full faith and credit” of the United States. Securities issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not.

In addition to the credit of the issuing agency, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are supported by the ability of these agencies to borrow from the Federal Treasury. In particular, on September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). The takeover permits Fannie Mae and Freddie Mac to grow their mortgage backed security books without limits and continue to purchase replacement securities for their portfolios, about $20 billion per month, without capital constraints. As part of this takeover, there will be a financing and investing relationship with the U.S. Treasury via three different financing facilities to provide critically needed support to Freddie Mac and Fannie Mae for purposes of promoting liquidity in the mortgage market. One of the three facilities is a secured liquidity facility which will be not only for Fannie Mae and Freddie Mac, and also for the 12 Federal Home Loan Banks that FHFA also regulates. This new secured lending credit facility available to Fannie Mae, Freddie Mac, and the Federal Home Loan Banks is intended to serve as an ultimate liquidity backstop, essentially implementing the temporary liquidity backstop authority granted by Congress in July 2008. It is designed to be available until those authorities expire in December 2009.

Our policy is to invest at least 80% of Government Fund assets in the securities described above. We have no plans to change this policy, but would give you at least 60 days prior notice if we ever did.

Maturity

We buy bonds for the Government Fund with maturities that, in our judgment, will provide the best yields available from debt securities over the life of the investment. This means that the dollar weighted average maturity of the Government Fund may be 20 years or more, depending on market conditions. We may adjust this maturity, however, and may sell securities prior to maturity. We do not intend, however, to engage in extensive short-term trading.

Core Bond Fund

Selection

The Core Bond Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments.

The percentage of the Core Bond Fund’s assets that we may invest at any particular time in a particular type of security and the dollar weighted average maturity of the total portfolio (never more than 10 years) will depend on our judgment regarding the risks in the general market. We monitor many factors affecting the market outlook, including economic, monetary and interest

Madison Mosaic Income Trust 5

rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Corporate Debt Securities. We will primarily buy corporate debt securities accorded one of the four highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by the Advisor to be a comparable quality. These are generally referred to as “investment grade” securities and are rated AAA, AA, A and BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s.

Although all of the corporate debt securities the fund holds may be investment grade at any time, we may also invest up to 35% of the Core Bond Fund’s total assets in lower grade corporate debt securities, commonly known as “high yield,” “high risk” or “junk” bonds. The lowest-grade securities we will purchase for this fund are those rated “B”. We will only invest in lower-grade securities when we believe that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk.

Although the fund may invest in securities with ratings as low as “B”, we follow certain policies intended to lessen some of the risks associated with investment in such securities. Included among such policies are the following:

  bonds acquired at the time of their initial public offering must be rated at least “B” by either Standard & Poor’s Corporation or Moody’s Investors Services, Inc.;
  bonds rated “BB” or “Ba” or lower must have more than one market maker at the time of acquisition;
  we do not purchase unrated bonds issued by an unrated company, privately placed bonds or bonds of issuers in bankruptcy;
  we do not purchase zero coupon bonds or bonds having interest paid in the form of additional securities (commonly called “payment-in-kind” or “PIK” bonds) if immediately after the investment more than 15 percent of the value of the fund would be invested in such bonds; and
  we will sell, as soon as practical, any security owned by the fund that is downgraded below B.

We apply our investment selection criteria at the time an investment is made. Except as described in item (5) above, we might not sell a bond because of an adverse change in the quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

U.S. Government Securities. We may also buy the same type of Government Securities for the Core Bond Fund as we purchase for the Government Fund described above, including mortgage backed securities pools from U.S. government agencies.

Money Market Securities. Finally, we may invest in money market securities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. These include:

  commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor’s Corporation or Prime-2 by Moody’s, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor’s and Moody’s;
  debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard & Poor’s or Aa by Moody’s; and
  short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Maturity

We will normally invest the Core Bond Fund so that the fund has a dollar weighted average maturity of 10 years or less. If we believe

6 Prospectus May 1, 2009

that market risks are high and bond prices in general are vulnerable to decline, we may reduce the dollar weighted average maturity of the fund’s bonds and increase its cash reserves and money market holdings. We do not, however, intend to engage in extensive short-term trading.

Portfolio Trading Activity - Taxable Capital Gains Potential. We may alter the composition of any fund with regard to quality and maturity and we may sell securities prior to maturity. Under normal circumstances, however, turnover for each fund is generally not expected to exceed 100%.

Sales of fund securities may result in capital gains. This can occur any time we sell a bond at a price that was higher than the price we paid for it, even if we do not engage in active or frequent trading.

Under normal circumstances, no fund will engage in active or frequent trading of its bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of a fund’s portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if a fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the fund could make a taxable capital gain distribution.

Principal Risks

Interest Rate Risk

The value of shares purchased in each fund will fluctuate due to changes in the value of securities held by such fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk

In addition to monthly dividends from interest, shareholders in each fund can recognize taxable income in two ways:

  If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.
  In the event a fund sells more securities at prices higher than when they were bought by the fund, the fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. (The discussion regarding Portfolio Trading Activity - Taxable Capital Gains Potential in the previous section above explains what circumstances can produce taxable capital gains.)

Call Risk

We may buy “callable bonds.” This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we could have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if the affected fund sold the bond at a loss.

Mortgage Backed Securities Risk

Each fund may own securities that are backed by mortgages such as, for example, Ginnie Mae or Fannie Mae securities in the Government Fund, and similar government or corporate securities in the Core Bond Fund.

Madison Mosaic Income Trust 7

Normally, the payments the fund will receive on such securities represent interest and a portion of the principal on each mortgage. However, mortgage holders may refinance their properties when interest rates fall. This has the effect of prepaying large amounts of the principal on these types of securities. If this happens, we must reinvest the proceeds at a lower interest rate than we were able to obtain when we purchased the security. Another aspect of this “prepayment risk” is that prepayments have the effect of shortening maturity. As a result, when bonds with longer maturities are becoming more valuable as interest rates fall, these types of securities may not enjoy the full benefit of this interest rate movement.

Risk of Default

Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, unanticipated costs resulting from government legislation, etc.) could cause the issuer of a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. A full description of the characteristics of bonds based on their ratings classification is contained in the Statement of Additional Information.

Portfolio Specific Risks

Government Fund

Some federal agencies have authority to borrow from the U.S. Treasury while others do not. (See the discussion on page 5 regarding “Selection” for this Fund.) In the case of securities not backed by the full faith and credit of the United States, we must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. We may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Core Bond Fund

The Core Bond Fund may invest in securities rated as low as B. (Anything rated below BBB is considered below “investment grade.”) These bonds are generally deemed to lack desirable investment characteristics. There may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Although the Core Bond Fund can only invest up to 35% of its total assets in securities rated below investment grade, you should consider certain risks associated with below investment grade securities. These risks include the following:

Youth and Growth of the High Yield Bond Market. The high yield bond market is relatively young and its major growth occurred during a long period of economic expansion. Past economic downturns resulted in large price swings in the value of high yield bonds. This also adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rates and Economic Changes. Changes in the economy and interest rates may affect high yield securities differently from other securities. Prices of high yield bonds may be less sensitive to interest rate fluctuations than investment grade securities, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or a period of rising interest rates could adversely affect the ability of highly leveraged issuers to make required principal and interest payments, meet financial projections or obtain additional financing. Periods of economic decline or uncertainty may increase the price volatility of high yield bonds and, therefore, magnify changes in the fund’s net asset value. Zero coupon bonds and payment-in-kind securities may be affected to a greater extent by such developments and thereby tend to be more volatile than securities that pay interest periodically in cash.

8 Prospectus May 1, 2009

Market Expectations. High yield bond values are very sensitive to market expectations about the credit worthiness of the issuing companies. If events produce a sudden concern in the marketplace about the ability of high yield bond issuers to service their debts, investors might try to liquidate significant amounts of high yield bonds within a short period of time. If shareholders in the fund made significant redemptions at the same time, we might be forced to sell some of the fund’s holdings under adverse market conditions. We would have to do this without regard to their investment merits. If this happened, the fund could realize capital losses and decrease the asset base upon which expenses can be spread.

Rising interest rates can adversely affect the value of high yield bonds, both by lowering the perceived credit worthiness of the issuers and by lowering bond prices generally. However, when interest rates are falling or the credit worthiness of the issuer improves, early redemption or call features of the bonds may limit their potential for increased value.

Liquidity and Valuation. Adverse publicity about or public perceptions of high yield securities and their market, whether or not based on fundamental analysis, may cause these bonds to lose value and liquidity. Since the high yield market is an over-the-counter market, there may be “thin” trading during times of market distress. This means there is a limited number of buyers and sellers in the market.

Taxation. Interest income is recognized on zero coupon and payment-in-kind securities. This income is passed through to shareholders for income tax purposes, even though payment of such interest is not received in cash.

Credit Ratings. We consider quality ratings of debt securities when investments are selected. However, changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer. We monitor the issuers of high yield bonds to anticipate whether the issuer will have sufficient cash flow to meet required principal and interest payments and to assess the bonds’ liquidity, but we may not always be able to foresee adverse developments. Furthermore, credit ratings attempt to evaluate the safety of principal and interest payments and may not accurately reflect the market value risks of high yield bonds.

Portfolio Holdings

Portfolio securities information is available on the Madison Mosaic website at www.mosaicfunds.com. It can be accessed for any fund by “clicking” on the “Our Funds” option from the home page, then selecting the name of the fund in which you are interested from the menu entitled “Our Funds at a Glance” and then selecting “Portfolio of Investments.” Top 10 holdings current to the most recent calendar quarter is initially provided. You may also obtain a complete list of portfolio holdings by selecting the link to “Complete (name of Fund) Portfolio Holdings” at the bottom of the “Top 10 Holdings” page. Our policy is to post this information no later than five business days have passed after the end of the quarter and to keep the information on the website until the next updated information is posted. In response to shareholder demand, we may increase the frequency with which we post portfolio holdings to reflect the most recent month-end. A complete description of the Trust’s policies and procedures with respect to the disclosure of each of its fund’s portfolio securities is available in the Trust’s Statement of Additional Information (“SAI”). (See the back cover for information about the SAI.)

Management

The Advisor

We are Madison Mosaic, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), both located at 550 Science Drive, Madison, Wisconsin 53711. We manage hundreds of millions of

Madison Mosaic Income Trust 9

dollars of registered investment company assets, which includes stock, bond and money market portfolios. Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and, with its subsidiaries, manages billions of dollars in client assets. We share investment management personnel with Madison.

We are responsible for the day-to-day administration of the Trust’s activities. Investment decisions regarding each of the Trust’s funds can be influenced in various manners by a number of individuals.

Generally, all decisions regarding a fund’s average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison’s Investment Strategy Committee. The Investment Strategy Committee is made up of the top officers and managers of Madison.

The decisions reached by the investment policy committee are carried out on a day-to-day basis by a team of portfolio management officers of Madison. This “fixed-income portfolio management team” selects individual bonds and performs other management functions for all of the Trust’s funds. The team performs the same type of activities for Madison’s individual clients.

The members of the fixed-income team with primary responsibility for the Trust portfolios offered by this prospectus are Christopher Berberet, Paul Lefurgey and Christopher Nisbet. Mr. Berberet is a Managing Director of our firm and has been a member of the team managing the Trust’s portfolios since August 1996. He is a Chartered Financial Analyst and has been a member of the firm’s fixed-income team since 1992. Mr. Lefurgey is a Senior Vice President of our firm who joined the fixed-income team members with primary responsibilities for managing the Trust’s portfolios in 2006. He is a Chartered Financial Analyst who joined the firm in 2005. Prior to Madison, Mr. Lefurgey was the head of fixed income management at Members Capital Advisors and, from 1990 until 2003, Executive Vice President at Duff & Phelps Investment Management of Chicago. Mr. Nisbet is a Vice President of our firm and has also been a member of the team managing the Trust’s portfolios since August 1996. He is also a Chartered Financial Analyst and has been a member of the firm’s fixed-income team since 1992.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the
Trust’s funds.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Trust. For the Trust’s last fiscal year, the fee was calculated as 0.625% of the average daily net assets of each fund offered by this prospectus. Effective April 1, 2008, we revised the agreement to lower the amount paid to 0.40%. This fee is deducted automatically from all accounts and is reflected in the daily price of each fund. A discussion regarding the basis for the Board of Trustees approving the Trust’s advisory contract with us is available in the Trust’s annual report to shareholders for the Trust’s most recent fiscal year ended December 31.

We may incur certain additional costs or expenses that are paid solely by us and are not charged to the shareholders or to the Trust’s funds relating to their distribution. Regardless of payments we make for distribution (or to third parties in order for the Trust’s funds to be available to potential shareholders through a variety of institutions or so-called “distribution channels”), our belief is that shareholders should only invest in the Trust based solely on the merits of our funds. Our intention in expanding the distribution channels for the Trust’s funds is to make them

10 Prospectus May 1, 2009

available to all investors for which they are suitable investment choices. Such qualifying dealers incur marketing support expenses of including Madison Mosaic funds in their trading platforms, including business planning assistance, educating personnel about Madison Mosaic and shareholder planning. In light of the above, we desire to provide the following disclosures:

We may share with authorized distributors certain marketing expenses or pay for the opportunity to distribute the Trust’s funds, sponsor informational meetings, seminars, support for marketing materials or business building programs. We or our affiliates may pay amounts from our own resources to third parties, including brokerage firms, banks, distributors, retirement plan service providers, and other financial intermediaries for providing record keeping, subaccounting, transaction processing and other administrative services. These payments are in addition to any fees that may be paid by us under the Trust’s Services Agreement (described below) for these types of or other services, although they don’t change the amount that the Trust pays under the Services Agreement.

We determine the amount of these payments from time to time and they may differ among financial intermediaries. These payment arrangements will not, however, change the price you pay for shares of Madison Mosaic funds or the amount that we or any fund receives on behalf of any investor. Payments we make to distributors may provide incentives for them to make shares of the Trust available to their customers and may allow the Trust greater access to their customers than would be the case if no payments were paid. However, you may wish to consider whether such arrangements exist when evaluating any recommendations from your advisors to purchase or sell shares of the Trust.

Other Expenses. Under a separate Services Agreement with the Trust, we provide or arrange for each fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services. We also accrue for the fixed, direct expenses paid by each fund for the compensation of the Trust’s Independent Trustees and its independent auditor. As of the end of the Trust’s most recent fiscal year, this fee (including accrual for direct expenses) was set at the following rates: Government Fund – 0.33% and Core Bond Fund – 0.35%. These fees are also deducted automatically from all accounts and are reflected in the daily price of each fund.

Effective April 1, 2008, we revised our Services Agreement with the Trust to lower the fees paid under the Services Agreement in order to materially reduce each fund’s total operating expenses. As a result, the fee paid under the Services Agreement is now 0.28% for the Government Fund and 0.30% for the Core Bond Fund.

Pricing of Fund Shares

The price of each fund share is based on its net asset value (or “NAV”). This equals the total daily value of the respective fund’s assets, minus its expenses and liabilities, divided by the total number of outstanding shares. Each fund’s NAV is calculated at the close of the New York Stock Exchange each day it is open for trading, normally 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services. The Trust maintains a “pricing committee” to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Trustees, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service. Although this would be an unusual occurrence

Madison Mosaic Income Trust 11

for the types of securities held by the Trust, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Trust’s goal is to prevent fund share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

Each fund’s net income is declared as dividends monthly. Dividends are paid in the form of additional shares credited to your account at the end of each calendar month, unless you elect in writing to receive a monthly dividend check or payments by electronic funds transfer. Any net realized capital gains would be distributed at least annually.

Distributions will be paid in the form of additional shares credited to your account, unless you elect in writing to receive dividend checks or payments by electronic funds transfer. (Please refer to Mosaic’s “Guide to Doing Business” for more information about dividend distribution options.)

Frequent Purchases and Redemptions of Fund Shares

General Rule. We discourage investors from using the Trust to frequently trade or otherwise attempt to “time” the market. As a result, Madison Mosaic Funds reserves the right to reject a purchase or exchange request for any reason.

Market Timing. Our policy is to block shareholders or potential shareholders from engaging in harmful trading behavior in Madison Mosaic Funds described below. To accomplish this, we reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account.

In addition, we have written agreements in place with intermediaries who hold fund shares on behalf of others (brokers, banks, plan administrators, etc.). Our agreements give us the authority to identify third parties who invest in our funds through such intermediaries.

Identifiable Harmful Frequent Trading and Market-Timing Activity. We identify harmful trading activity as having a negative effect on portfolio management or fund expenses. For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, buy and sell portfolio securities, etc. By forcing management to keep greater cash balances to accommodate market timing, a fund may be unable to invest its assets in accordance with the fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected fund to continually purchase and sell securities, the fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected fund’s transfer agent (the Madison Mosaic Funds customer service department), increasing transfer agent expenses and, if not actually raising fund expenses, at least preventing us from lowering them.

12 Prospectus May 1, 2009

For all of the above reasons, we monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, we decline; when trades are attempted without such courtesy we make every effort to block them and prohibit any future investments from the source of such trades. We do not define market-timing by the frequency or amount of trades during any particular time period. Rather, we seek to prevent market-timing of any type that harms the fund in the manner described above.

Madison Mosaic Funds does not currently impose additional fees on market timing activity, nor does it restrict the number of exchanges shareholders can make, although we reserve the right to impose such restrictions upon notice in the future. We do not specifically define the frequency of trading that it will consider “market timing” because our goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when we identify any shareholder activity that causes or is expected to cause the negative results described above, we will block the shareholder from making future investments. In effect, we will allow harmful market-timers to leave Madison Mosaic and shut our doors to their return.

We will use our discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, we do not distinguish between shareholders that invest directly with a fund or shareholders that invest with Madison Mosaic through a broker (either directly or through an intermediary account), an investment advisor or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on fund performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by Madison Mosaic Funds. We will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any Madison Mosaic fund should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements. It is possible that we will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of any fund (see the section above entitled “Other Risks Associated with Market Timing”). However, we believe our procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

Because we discourage market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Madison Mosaic Income Trust 13

Although we believe we make reasonable efforts to block shareholders that engage in or attempt to engage in harmful trading activities, we cannot guarantee that we will successfully identify and block every shareholder that does it or attempts to do it.

Taxes

Federal Tax Considerations

Each fund offered by the Trust will distribute to shareholders 100% of its net income and net capital gains, if any. The capital gain distribution is determined as of October 31 each year and distributed annually.

Dividends and any capital gain distributions will be taxable to you. In January each year, the Trust will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for each fund, every time you redeem shares in such funds, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from the Trust to maintain accurate records of your investments.

An exchange of any fund’s shares for shares of another fund will be treated as a sale of the fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of dividends, any capital gain distributions and redemptions. Any fine assessed against the Trust that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State Tax Considerations

In most states, the dividends and any capital gains you receive will be subject to any state income tax.

Financial Highlights

The following financial highlights table is intended to help you understand each fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Grant Thornton LLP, whose report, dated February 20, 2009 along with the Trust’s financial statements, are included in the annual report, which is available upon request.

14 Prospectus May 1, 2009

GOVERNMENT FUND

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.30	$9.94	$9.95	$10.16	$10.36
Investment operations:
Net investment income	0.32	0.33	0.31	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.51	0.36	(0.01)	(0.21)	(0.20)
Total from investment operations	0.83	0.69	0.30	0.07	0.09
Less distributions from net investment income	(0.32)	(0.33)	(0.31)	(0.28)	(0.29)
Net asset value, end of period	$10.81	$10.30	$9.94	$9.95	$10.16
Total return (%)	8.17	7.10	3.07	0.69	0.89
Ratios and supplemental data
Net assets, end of period (in thousands)	$5,071	$2,986	$3,055	$3,248	$5,132
Ratio of expenses to average net assets (%)	0.78	1.15	1.19	1.19	1.15
Ratio of net investment income to average net assets (%)	3.00	3.30	3.11	2.75	2.83
Portfolio turnover (%)	67	18	41	43	55

CORE BOND FUND

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$6.58	$6.44	$6.46	$6.64	$6.71
Investment operations:
Net investment income	0.27	0.26	0.24	0.23	0.22
Net realized and unrealized gain (loss) on investments	0.16	0.14	(0.02)	(0.18)	(0.07)
Total from investment operations	0.43	0.40	0.22	0.05	0.15
Less distributions from net investment income	(0.27)	(0.26)	(0.24)	(0.23)	(0.22)
Net asset value, end of period	$6.74	$6.58	$6.44	$6.46	$6.64
Total return (%)	6.80	6.41	3.48	0.77	2.30
Ratios and supplemental data
Net assets, end of period (in thousands)	$5,188	$4,523	$4,610	$5,602	$6,041
Ratio of expenses to average net assets (%)	0.80	1.12	1.10	1.08	1.07
Ratio of net investment income to average net assets (%)	4.18	4.05	3.70	3.49	3.32
Portfolio turnover (%)	36	41	60	60	46

Madison Mosaic Income Trust 15

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16 Prospectus • May 1, 2009

Madison Mosaic Income Trust has a Statement of Additional Information (SAI) that includes additional information about each fund in Madison Mosaic Income Trust. Additional information about each Fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Trust’s funds during their last fiscal year. The SAI, the Trust’s annual and semi-annual reports and other information about the Trust are available without charge by calling 1-800-368-3195. Use the shareholder service number below to make shareholder inquiries.

Information on how to purchase and sell shares in any Madison Mosaic Fund is provided in a separate brochure entitled, “Guide to Doing Business.” Madison Mosaic’s “Guide to Doing Business” is incorporated by reference into this prospectus.  (All references to "Mosaic" in the "Guide to Doing Business" refer to "Madison Mosaic.")

Please call our shareholder service department if you have any questions about any Madison Mosaic Fund or if you would like a copy of any written fund information. Additional information, including the Trust's SAI and annual and semi-annual reports, is also available free of charge at the Madison Mosaic Funds Internet site at http://www.mosaicfunds.com

Finally, you can review and copy information about the Madison Mosaic Income Trust (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
Madison Mosaic Funds
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-3616

December 31, 2005

Mosaic's
Guide to Doing Business

(including Privacy Policy)

The information disclosed in this Guide is part of and incorporated in the prospectuses of Mosaic Government Money Market, Mosaic Tax-Free Trust, Mosaic Equity Trust and Mosaic Income Trust (Government and Intermediate Income Funds).

Mosaic Funds (R)

www.mosaicfunds.com

Supplement dated May 1, 2008 to the Madison Mosaic Guide to Doing Business dated December 31, 2005:

Effective May 1, 2008, the Intermediate Income Fund is known as the Core Bond Fund.   And, of course, as stated in the applicable Madison Mosaic Fund prospectus, all references to "Mosaic Funds" in this Guide to Doing Business refer to "Madison Mosaic."

An Introduction to Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Mosaic shareholders.

Mosaic's flagship fund, Mosaic Investors, was launched in 1978. Since that time, Mosaic Funds has grown to provide a wide range of investment options, including stock, bond, tax-free and money market funds.

If any of the information in this Guide prompts questions, please call us. Our toll-free nationwide number is 888-670-3600. Shareholder service representatives are available Monday through Friday, from 9:00 a.m. to 8:00 p.m., Eastern time.

Mosaic Tiles, our 24-hour automated information line, can be reached at 800-336-3063. Visit our website for additional information, including daily share prices: http://www.mosaicfunds.com.

Mosaic Funds Privacy Notice to Customers

At Mosaic Funds, our policy is not to disclose nonpublic personal information about our individual shareholders or former shareholders outside of the Mosaic Funds complex except as permitted by law.

Within Mosaic Funds (our affiliated companies include each fund, Madison -- our investment advisor -- and Mosaic Funds Distributor --our broker/dealer distributor), in order to alert you to new, enhanced or improved products or services, we collect nonpublic personal information about you from your account application and from transactions in your account. Each fund may share this information internally with Madison or Mosaic Funds Distributor.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you or to alert you to new, enhanced or improved products or services we provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Shareholder Account Transactions
    Confirmations, Statements and Reports
    Changes to an Account

How to Open An Account
    Important Information About Procedures for Opening a New Account
    Minimum Initial Investment
    By Check
    By Wire
    By Exchange
    Unacceptable Forms of Investment

How to Purchase Additional Shares
    By Check
    By Wire
    By Automatic Investment Plan or "Instant" EFT
    Unacceptable Forms of Investment

How to Redeem Shares
    By Telephone or By Mail
    By Wire
    By Exchange
    By Customer Check
    By Systematic Withdrawal Plan

Special Redemption Rules for IRAs

Distribution Options

Payments in Kind

How to Close an Account

Other Fees and Minimum Balance Requirement
    Returned Investment Check Fee
    Minimum Balance
    Broker Fees
    Research and Other Fees

Retirement Plans and Custodian Fees
    Traditional IRAs
    Roth IRAs
    Conversion Roth IRAs
    Education IRAs
    Employer Plans

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations and Statements

Daily Transaction Confirmation.

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement.

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents.

In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the prospectus for your fund and periodic financial statements.  Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings.  Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, Mosaic may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions. Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. Mosaic will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates. Certificates will not be issued to represent shares in any Mosaic fund.

HOW TO OPEN A NEW ACCOUNT

Important Information About Procedures for
Opening a New Account

In compliance with the USA PATRIOT Act of 2001, Mosaic will verify certain information on your account application as part of our anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact us at 888-670-3600 if you need additional assistance when completing your application. If we do not have a reasonable belief of your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such information is received. Mosaic also reserves the right to close your account within five (5) business days if you do not provide us with required clarifying identity information and/or documentation.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Minimum Initial Investment

  $1,000 for a regular account
  $500 for an IRA account*
  $100 for an Education Savings Account with automatic monthly investments of at least $100*

Mosaic may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs, etc.

*Not available to Mosaic Tax-Free Trust accounts.

By Check

Open your new account by completing an application and sending it along with a check payable to Mosaic Funds as follows:

Regular Mail:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

Please call Mosaic before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

If you are making your first investment with Mosaic, we must have a completed account application before you wire funds. You can mail or overnight deliver your account application to us. You may also fax the account application by calling us at 888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you should give to your bank to send the wire. Your bank must include both the name of the applicable Mosaic fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Please wire money to:

US Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: US Bancorp Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

Unacceptable Forms of Investment

Mosaic does not accept payment in cash. Mosaic does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, Mosaic does not accept third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks for the purchase of shares. If your check does not clear, your purchase will be cancelled. If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by your Mosaic fund as a result. Mosaic reserves the right to reject any purchase in whole or in part.

HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price.

Share prices (net asset values or "NAV") are determined every day that the NY Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds.

Sometimes a shareholder investment check or electronic transfer is returned to Mosaic Funds unpaid. In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer "EFT") used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until Mosaic determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder's account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

Mosaic may waive this minimum for accounts associated with institutional relationships like “wrap account” programs, etc.

By Check

Please make your check payable to Mosaic Funds. Mosaic generally does not accept third party checks.  Mail it along with an investment slip or, if you don't have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:

Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

By Wire

If you are making a subsequent purchase, your bank should wire funds as indicated below. To ensure proper and timely credit of a wire, you should notify us at 888-670-3600 before each wire is made. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, please call us. Your bank may charge you a fee for sending a wire to Mosaic.

Please wire money to:

US Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: US Bancorp Fund Services Acct # 112-952-137
FFC: Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

By Automatic Investment Plan or "Instant" EFT

You can elect to have a monthly (or less frequent) automatic investment plan. Mosaic will automatically debit your checking or savings account, on a predetermined basis, to purchase shares in your account. In order to participate in this plan, your financial institution must be a member of the Automated Clearing House (ACH) network. Any change or termination of the plan should be submitted to Mosaic at least five (5) days prior to the desired effective date. The minimum monthly investment for the plan is $100.

You may also make “instant” or “on-demand” purchases by electronic funds transfer through the ACH network by calling Mosaic to place your order. Orders must be in the amount of $100 or more. Like the Automatic Investment Plan, banking information must be established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order. Mosaic does not charge for this service. However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

Unacceptable Forms of Investment

In general, you cannot make subsequent investments to a Mosaic account using a third party check (endorsing a check made out to you or another person) or with a credit card “convenience” check or by money order.

HOW TO REDEEM SHARES

Redemption Price.

Share prices (net asset values or "NAVs") are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Signature Guarantees.

To protect your investments, Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine.

A signature guarantee helps Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000, (2) the proceeds are to be delivered to someone other than you, as shareholder of record, (3) the proceeds are to be delivered to an address other than your address of record, or (4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your request in good form. However, in order to prevent possible fraud against any fund, we may delay paying the proceeds of any redemption until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used to purchase shares has cleared. Such deposit items are considered “uncollected” until Mosaic determines that the bank on which they were drawn has actually paid them. This may take up to 12 days. Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section "Signature Guarantees" above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Mosaic, call our Shareholder Service department immediately.

Normally, Mosaic Funds charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by Mosaic on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day's notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See pages 8-9 for signature guarantee requirements.

Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business. Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee. There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from one Mosaic account and concurrently invest the proceeds in another Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Customer Check

If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone. Check writing privileges are not available from Mosaic Equity Trust accounts.

A confirmation statement showing the amount and number of each check you write will be sent to you. Mosaic does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us immediately.

Mosaic will honor stop payment requests on unpaid checks that you wrote for a fee of $25.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges an initial supply of preprinted checks will be sent free of charge. The cost of check reorders is $3.00 and will be charged to the shareholder's account.

By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby Mosaic will automatically redeem shares in your Mosaic account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change.

Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal. Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA at Mosaic, call us for a form that contains the required tax election provisions.

Shareholders must indicate on their redemption request whether or not to withhold federal income tax. Income tax withholding of 10% will apply to redemption requests unless you elect not to have tax withheld.

DISTRIBUTION OPTIONS

Each Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account. However, for your protection, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, we reserve the right to reinvest your distribution check in your account at your fund's then current net asset value and to reinvest all subsequent distributions.

PAYMENTS IN KIND

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, each Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of any Trust or $250,000.

Any property of any Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from a Trust, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

HOW TO CLOSE AN ACCOUNT

To close an account, you should call us and request that your account be closed. You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section "How To Redeem Shares."

OTHER FEES AND MINIMUM BALANCE REQUIREMENT

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Mosaic reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, Mosaic will give you 30 days written notice, during which time you may increase the balance to avoid having the account closed.   This does not apply to IRA or Education Savings Accounts.

Broker Fees.

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Mosaic Funds. However, you can engage in any transaction directly with Mosaic Funds to avoid such charges.

Research and Other Fees

Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5.00 per request.  Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

RETIREMENT PLANS AND CUSTODIAN FEES

All Mosaic Funds except Mosaic Tax-Free Trust can be used for retirement plan investments, including IRAs.

Annual IRA Fee and Fee Waiver. Effective in 2003, there will be a $15.00 fee per IRA account with a $30.00 maximum per year. You can prepay this fee.  Mosaic will waive the annual IRA fee if the value of all your Mosaic IRA accounts is at least $30,000 or if the value of all your Mosaic accounts (both IRA and non-IRA) is at least $100,000.   The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Distribution and Transfer Fees. There is a $25.00 fee for each distribution from an IRA (including rollovers) or transfer of an IRA to another institution.  This fee does not apply to redemptions established under a systematic withdrawal program.

Excess Contribution and Recharacterization Fees. There is a $25 fee to process a refund of an excess IRA contribution in any year. Also, IRA contributions that must be reconverted or recharacterized are subject to this $25 processing fee.

Traditional IRAs

Traditional Individual Retirement Accounts ("Traditional IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRA may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

Education Savings Account ("Education IRA")

Mosaic Funds offers Coverdell Education Savings Accounts (previously known as "Education IRAs"). Eligible investors may establish an Education Savings Account with a reduced minimum investment of $100 as long as the shareholder establishes and maintains a Mosaic Education Savings Account automatic investment plan of at least $100 monthly.

The Mosaic Education Savings Account is designed to invest up to $166.67 each month.  As a result, each Mosaic Education Savings Account that is open for a full year will reach, but not exceed, the annual $2,000 limit. If you establish a Mosaic Education Savings Account program in the middle of the year, you can make an additional investment during the year to the Education Savings Account to make up for any months you missed before your automatic monthly investments started.

Mosaic Funds will provide you with an Education Savings Account disclosure document with an Education Savings Account application. The disclosure document explains various tax rules that apply to Education Savings Accounts. A separate application is required for Education Savings Accounts.

Education Savings Account Fee. Mosaic does not charge an annual fee on Education Savings Accounts that have an active automatic investment plan of at least $100 monthly or on Education Savings Accounts of $5,000 or greater. All other Education Savings Accounts may be charged a fee of $15.00 for each Education Savings Account, with a $30.00 maximum per year. You can prepay this fee.

Employer Plans

Mosaic also offers SEP IRAs and SIMPLE retirement plans. Further information on the retirement plans available through Mosaic, including minimum investments, may be obtained by calling Mosaic's shareholder service department.

Telephone Numbers

Shareholder Service
Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

New Accounts
Toll-free nationwide: 1 800 368-3195

Transfer Agent

Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

MOSGTDB1205/12K/ITEM # 5283111

PROSPECTUS

May 1, 2009

Madison Mosaic Income Trust

Institutional Bond Fund

The Institutional Bond Fund invests in a combination of corporate and government bonds and money market instruments with a dollar weighted average maturity not to exceed 10 years. It invests in bonds rated A or better. Within these policy limitations, we seek to obtain the highest possible investment return (income and share price appreciation).

Features

• $50,000 minimum initial investment
• No commissions or sales charges

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic Funds (logo) www. mosaicfunds.com

Risk/Return Summary: Investments, Risks and Performance	1
Fund Investment Objectives/Goals	1
Principal Investment Strategies of the Fund	1
Principal Risks of Investing in the Fund	1
Risk/Return Bar Chart and Table	1
Fees and Expenses of the Fund	2
Investment Objectives	3
Implementation of Investment Objectives	3
Principal Risks	6
Portfolio Holdings	7
Management	7
Pricing of Fund Shares	8
Dividends and Distributions	9
Frequent Purchases and Redemptions of Fund Shares	9
Taxes	10
Financial Highlights	11
Institutional Bond Fund Guide to Doing Business	12
Shareholder Account Transactions	12
Confirmations and Statements	12
Changes to an Account	12
How to Open An Account	12
Minimum Initial Investment	12
Required Maintenance Investment Balance	13
By Check	13
By Wire	13
By Exchange	13
How to Purchase Additional Shares	13
Minimum Initial Investment	14
By Check	14
By Wire	14
By Automatic Investment Plan	14
How to Redeem Shares	14
By Telephone or By Mail	15
By Wire	15
By Exchange	16
By Systematic Withdrawal Plan	16
Special Redemption Rules for IRAs	16
Distribution Options	16
Payments in Kind	16
How to Close an Account	16
Other Fees	17
Returned Investment Check Fee	17
Broker Fees	17
Other Fees	17
IRAs	17
Traditional IRAs	17
Roth IRAs	17
Conversion Roth IRAs	17

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objective of the Institutional Bond Fund (the “Fund”) is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in bonds and money market instruments rated A or better and (2) maintaining a dollar weighted average maturity of 10 years or less.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments.

In seeking to achieve the Fund’s goal, we will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on our anticipation of the movement of interest rates and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund.

We will invest at least 65% of the Fund’s total assets in bonds.

Principal Risks of Investing in the Fund

Interest Rate Risk

The share price of the Fund reflects the value of the bonds it holds. When interest rates or general demand for fixed-income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason might be a rise in interest rates. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk

If a bond issuer “calls” a bond (pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. The Fund may also experience a loss if the bond is called at a price lower than what it paid.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Risk of Default

Although we monitor the financial condition of bond issuers, unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Other Risks

Some federal agency securities are not backed by the full faith and credit of the United States, so we must look to the agency issuing the bond for ultimate repayment. Also, the Fund may own government agency obligations backed by mortgages. If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, it must reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Risk/Return Bar Chart and Performance Table

The following bar chart and table illustrates the risk of the Fund by comparing the Fund’s performance with those of a broad-based securities market index that is not subject to the fees and expenses of typical mutual funds. Included in the table are after-tax returns that are not relevant to you if you hold your shares

Madison Mosaic Income Trust 1

through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after tax returns depend on your tax situation and may differ from those shown. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Since the Fund’s inception on May 1, 2000, the highest return for a quarter was 5.01% (quarter ending December 31, 2008) and the lowest return for a quarter was -1.72% (quarter ending June 30, 2004).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past One Year	Past 5 Years	Since Inception (May 1, 2000)
Return before taxes	6.30%	4.19%	5.14%
Return after taxes on distributions	4.47%	2.73%	3.47%
Return after taxes on distributions and sale of fund shares	4.25%	2.72%	3.40%
~~Lehman Brothers~~Barclays Capital Intermediate Government Credit Index*	5.07%	4.21%	6.08%

*The ~~Lehman Brothers~~Barclays Capital Intermediate Government Credit Index is a recognized, unmanaged index of thousands of government and corporate bonds. The performance of this index reflects no deduction for fees, expenses or taxes.

To obtain the current 30-day yield for the Fund, call our shareholder service department toll-free at 888-670-3600. Remember, however, that the yield changes and past performance does not necessarily indicate how the Fund will perform in the future.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management Fee	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.49%

*The expense information in this table has been restated to reflect current fees effective February 9, 2009.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Additional fees and transaction charges described in the Institutional Bond

2 Prospectus May 1, 2009

Fund “Guide to Doing Business,” if applicable, will increase the level of expenses that can be incurred. (For example, a $15 fee is charged for redemptions by wire to domestic bank accounts and fees are charged on certain stop payments on checks and bounced investment checks). The Institutional Bond Fund Guide to Doing Business is found on pages 12 to 17 of this prospectus. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make the Fund available to investors pursuant to any “no transaction fee” network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares if the payments of the shared fee amounts are made out of our own resources. In addition, if you purchase or redeem shares in the Fund through a securities broker you may be charged a transaction fee by the broker for handling of the transaction. The Fund does not receive these fees. You can engage in any transaction directly with the Fund to avoid such charges.

Investment Objectives

The objective of the Fund is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in bonds and money market instruments rated A or better and (2) maintaining a dollar weighted average maturity of 10 years or less.

There can be no assurance that the objective of the Fund will be achieved.

Although the investment objective of the Fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change.

Implementation of Investment Objectives

The Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments. In general, after selecting securities that match the Fund’s investment guidelines, most of our investment decisions will relate to either (1) our understanding of the direction of interest rate movement or (2) the difference in yields between various types of securities that match the Fund’s guidelines.

  If we believe interest rates are falling, we will normally increase the dollar weighted average maturity of the Fund to help increase the share price of the Fund. On the other hand, if we believe interest rates are rising, we will normally decrease the dollar weighted average maturity of the Fund to help preserve the Fund’s share price.

Example: On January 1, interest rates are 6% and the Fund’s dollar weighted average maturity is 5 years. We extend such maturity to 7 years over the month. If interest rates fall on February 1, then the value of the bonds in the Fund will increase to a greater extent than they would have increased had we not changed the original 5 year maturity. The share price of the Fund should increase accordingly.

  We will compare the difference in yields between bonds in various market sectors (this is commonly referred to as “the spread”). We will generally increase the amount the Fund invests in corporate bonds, US Treasury bonds or US Government agency bonds based on our assessment of the best combination of yield, risk and diversification under the circumstances. This “sector allocation” may mean that the Fund invests in bonds with a lower yield at times when we believe such bonds may provide better potential price appreciation in our judgment of developing market conditions. Our aim is to allocate more of the Fund’s assets to the sectors of the market that we view as undervalued.

Example: On January 1, the yield on a 10-year US Government agency bond (rated AAA) is 7% while the yield on a comparable US

Madison Mosaic Income Trust 3

Treasury bond is 6.7%. The spread is only 0.3%. It appears that the agency bond is a better value. However, we must determine whether market conditions may cause that spread to increase or decrease. On February 1, the yield on the agency bond is 7.1% while the yield on the US Treasury bond has fallen to 6%. This means that over the month, the price of the Treasury bond has gone up (because its yield went down) while the price of the agency bond has stayed about the same or fallen slightly. If we had invested in US Treasury bonds on January 1 instead of agency bonds, the share price of the Fund would have increased accordingly. Of course, the spread is now over 1% and we must determine whether the agency bond is undervalued or the Treasury bond is overvalued.

The percentage of the Fund’s assets that we may invest at any particular time in a particular type of security and the dollar weighted average maturity of the total portfolio (never more than 10 years) will depend on our judgment regarding the risks in the general market. We monitor many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Corporate Debt Securities. We will primarily buy corporate debt securities assigned one of the three highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by the Advisor to be of comparable quality. These are generally referred to as “investment grade” securities and are rated AAA, AA and A by Standard & Poor’s or Aaa, Aa and A by Moody’s.

We will sell any security owned by the Fund that is downgraded below A. We will make the sale within three months of the downgrade. We will determine the timing and terms of the sale that we believe are in the best interests of the Fund.

We apply our investment selection criteria at the time an investment is made. Except as described above, we might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

U.S. Government Securities. We may also buy investment grade U.S. Government securities. These include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government. They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities.

Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, the Federal Farm Credit System, Freddie Mac, Fannie Mae, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities.

Except for Treasury securities, these obligations may or may not be backed by the “full faith and credit” of the United States. Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. In sum, all U.S. Treasury securities and Government National Mortgage Association (Ginnie Mae) securities are backed by the “full faith and credit” of the United States. Securities issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not.

In addition to the credit of the issuing agency, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are supported by the ability of these agencies to borrow from the Federal Treasury. In particular, on September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). The takeover permits

4 Prospectus May 1, 2009

Fannie Mae and Freddie Mac to grow their mortgage backed security books without limits and continue to purchase replacement securities for their portfolios, about $20 billion per month, without capital constraints. As part of this takeover, there will be a financing and investing relationship with the U.S. Treasury via three different financing facilities to provide critically needed support to Freddie Mac and Fannie Mae for purposes of promoting liquidity in the mortgage market. One of the three facilities is a secured liquidity facility which will be not only for Fannie Mae and Freddie Mac, and also for the 12 Federal Home Loan Banks that FHFA also regulates. This new secured lending credit facility available to Fannie Mae, Freddie Mac, and the Federal Home Loan Banks is intended to serve as an ultimate liquidity backstop, essentially implementing the temporary liquidity backstop authority granted by Congress in July 2008. It is designed to be available until those authorities expire in December 2009.

Money Market Securities. Finally, we may invest in money market securities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. These include:

a) commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor’s Corporation or Prime-2 by Moody’s, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor’s and Moody’s;

b) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard & Poor’s or Aa by Moody’s; and

c) short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Maturity

We will normally invest the Fund so that it has an dollar weighted average maturity of 10 years or less. If we believe that market risks are high and bond prices in general are vulnerable to decline, we may reduce the average maturity of the Fund’s bonds and increase its cash reserves and money market holdings. We do not, however, intend to engage in extensive short-term trading.

Temporary Defensive Position

We reserve the right to invest a portion of the Fund’s total assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of Fund assets in uninvested cash. However, we do not intend to hold more than 35 percent of the Fund’s total assets in such investments unless we determine that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of the Fund may be so invested. To the extent that the Fund is so invested, it may not be invested in accordance with policies designed to achieve its stated investment objective.

Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. We might hold substantial cash reserves in seeking to reduce the Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Portfolio Trading Activity – Taxable Capital Gains Potential

We may alter the composition of the Fund with regard to quality and maturity and we may sell securities prior to maturity. Under normal circumstances, however, turnover for the Fund is generally not expected to exceed 100%.

Sales of Fund securities may result in capital gains. This can occur any time we sell a bond at a price that was higher than the price we paid for it, even if we do not

Madison Mosaic Income Trust 5

engage in active or frequent trading. Our intent when we sell bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if we continued to hold the bond. However, increasing portfolio turnover at a time when our assessment of market performance is incorrect could lower investment performance.

The Fund does not generally pay brokerage commissions when it purchases or sells bonds, but the price we would have to pay to buy a bond is usually higher than the price we would receive when we sold it. As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance.

Under normal circumstances, the Fund will not engage in active or frequent trading of its bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of the Fund’s portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if the Fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

Principal Risks

Interest Rate Risk

The value of shares purchased in the Fund will fluctuate due to changes in the value of securities held by the Fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the Fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk

In addition to dividends from any interest earned by Fund securities and paid to you, shareholders in the Fund can recognize taxable income in two ways:

(1) If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.

(2) In the event the Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. (The discussion regarding Portfolio Trading Activity – Taxable Capital Gains Potential in the previous section above explains what circumstances can produce taxable capital gains.)

Call Risk

We may buy “callable bonds.” This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we could have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if the Fund sold the bond at a loss.

Risk of Default

Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, unanticipated costs resulting from government legislation, etc.) could cause the issuer of a bond to be unable to pay either principal or interest on its bond. This could

6 Prospectus May 1, 2009

cause the bond to go into default and lose value. A full description of the characteristics of bonds based on their ratings classification is contained in the Statement of Additional Information.

Portfolio Specific Risks

Government Securities

Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, we must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. We may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Mortgage Backed Securities

The Fund may own securities that are backed by mortgages such as, for example, Ginnie Mae or Fannie Mae securities. Normally, the payments the Fund will receive on such securities represent interest and a portion of the principal on each mortgage. However, mortgage holders may refinance their properties when interest rates fall. This has the effect of prepaying large amounts of the principal on these types of securities. If this happens, we must reinvest the proceeds at a lower interest rate than we were able to obtain when we purchased the security. Another aspect of this “prepayment risk” is that prepayments have the effect of shortening maturity. As a result, when bonds with longer maturities are becoming more valuable as interest rates fall, these types of securities may not enjoy the full benefit of this interest rate movement.

Portfolio Holdings

Portfolio securities information is available on the Madison Mosaic website at www.mosaicfunds.com. It can be accessed for any fund by “clicking” on the “Our Funds” option from the home page, then selecting the name of the fund in which you are interested from the second “drop down” menu entitled “Our Funds at a Glance” and then selecting “Portfolio of Investments.” Top 10 holdings current to the most recent calendar quarter is initially provided. You may also obtain a complete list of portfolio holdings by selecting the link to “Complete (name of Fund) Portfolio Holdings” at the bottom of the “Top 10 Holdings” page. Our policy is to post this information no later than five business days have passed after the end of the quarter and to keep the information on the website until the next updated information is posted. In response to shareholder demand, we may increase the frequency with which we post portfolio holdings to reflect the most recent month-end. A complete description of the Trust’s policies and procedures with respect to the disclosure of each of its fund’s portfolio securities is available in the Madison Mosaic Income Trust’s Statement of Additional Information (“SAI”). (See the back cover for information about the SAI.)

Management

The Advisor

We are Madison Mosaic, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), both located 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, we manage hundreds of millions of dollars of registered investment company assets, including stock, bond and money market portfolios. Madison, a registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and, with its subsidiaries, manages billions of dollars in client assets. We share investment management personnel with Madison.

We are responsible for the day-to-day administration of the Fund’s activities. Investment decisions regarding the Fund can be influenced in various manners by a number of individuals.

Generally, all decisions regarding the Fund’s average maturity, duration and investment

Madison Mosaic Income Trust 7

considerations concerning interest rate and market risk are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

The decisions reached by the investment policy committee are carried out on a day-to-day basis by a team of fixed-income portfolio management officers of Madison. This “fixed-income portfolio management team” selects individual bonds and performs other management functions for the Fund. The team performs the same type of activities for Madison’s individual clients and Mosaic Income Trust portfolios not offered by this prospectus. The members of the fixed-income team with primary responsibility for the Fund are Christopher Berberet, Paul Lefurgey and Christopher Nisbet. Mr. Berberet is a Managing Director of our firm and has been managing the Institutional Bond Fund since its inception. He is a Chartered Financial Analyst and has been a member of the firm’s fixed-income team since 1992. Mr. Lefurgey is a Senior Vice President of our firm who joined the fixed-income team members with primary responsibilities for managing the Fund in 2006. He is a Chartered Financial Analyst who joined the firm in 2005. Prior to Madison,
Mr. Lefurgey was the head of fixed income management at Members Capital Advisors and, from 1990 until 2003, Executive Vice President at Duff & Phelps Investment Management of Chicago. Mr. Nisbet is a Vice President of our firm and has also been managing the Institutional Bond Fund since its inception. He is also a Chartered Financial Analyst and has been a member of the firm’s fixed-income team since 1992.

The Trust’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust’s funds.

Compensation

Investment Advisory Fees. We receive a fee for our services under our Investment Advisory Agreement with the Trust. The fee is set at 0.30% of the average daily net assets of the Fund. A discussion regarding the basis for the Board of Trustees approving the Fund’s advisory contract with us is available in the Fund’s annual report to shareholders for the Fund’s most recent fiscal year ended December 31.

Other Expenses. Under a separate Services Agreement with the Madison Mosaic Income Trust, we provide or arrange for the Fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of the Fund for these services. We also accrue for the fixed, direct expenses paid by each fund for the compensation of the Trust’s Independent Trustees and its independent auditor. As of the end of the Trust’s most recent fiscal year, this fee (including accrual for direct expenses) was 0.26%. Beginning February 9, 2009, we contractually capped the other expenses of the Fund at 0.19%.

Pricing of Fund Shares

The price of each Fund share is based on its net asset value (or “NAV”). This equals the total daily value of the Fund’s assets, minus its expenses and liabilities, divided by the total number of outstanding shares. The Fund’s NAV is calculated at the close of the New York Stock Exchange each day it is open for trading, normally at 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services. The Trust maintains a “pricing committee” to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Trustees, the pricing committee may determine that the “fair value” of a particular

8 Prospectus May 1, 2009

security is different than the market value provided by the pricing service. Although this would be an unusual occurrence for the types of securities held by the Trust, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Trust’s goal is to prevent fund share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Dividends and Distributions

The Fund’s net income, if any, is declared as dividends and distributed to shareholders at least annually. Dividends will be paid in the form of additional shares credited to your account, unless you elect in writing to receive a dividend check or payment by electronic funds transfer (see page 14). Any net realized capital gains would also be distributed at least annually.

Frequent Purchases and Redemptions of Fund Shares

General Rule. We discourage investors from using the Trust to frequently trade or otherwise attempt to “time” the market. As a result, Madison Mosaic Funds reserves the right to reject a purchase or exchange request for any reason.

Market Timing. Mosaic Funds’ policy is to block shareholders or potential shareholders from engaging in harmful trading behavior in Madison Mosaic Funds described below. To accomplish this, we reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account.

In addition, we have written agreements in place with intermediaries who hold fund shares on behalf of others (brokers, banks, plan administrators, etc.). Our agreements give us the authority to identify third parties who invest in our funds through such intermediaries.

Identifiable Harmful Frequent Trading and Market-Timing Activity. We identify harmful trading activity as having a negative effect on portfolio management or fund expenses. For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, buy and sell portfolio securities, etc. By forcing management to keep greater cash balances to accommodate market timing, a fund may be unable to invest its assets in accordance with the fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected fund to continually purchase and sell securities, the fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater burden on the affected fund’s transfer agent (the Madison Mosaic Funds customer service department), increasing transfer agent expenses and, if not actually raising fund expenses, at least preventing us from lowering them.

We do not currently impose additional fees on market timing activity, nor do we restrict the number of exchanges shareholders can make, although we reserve the right to impose such restrictions upon notice in the future. Madison Mosaic Funds does not specifically

Madison Mosaic Income Trust 9

define the frequency of trading that it will consider “market timing” because our goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when we identify any shareholder activity that causes or is expected to cause the negative results described above, we will block the shareholder from making future investments. In effect, we will allow harmful market-timers to leave Madison Mosaic and shut our doors to their return.

We will use our discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, we do not distinguish between shareholders that invest directly with a fund or shareholders that invest with Madison Mosaic through a broker (either directly or through an intermediary account), an investment advisor or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing. Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on fund performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by Madison Mosaic Funds. We will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any Madison Mosaic fund should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements. It is possible that we will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of any fund (see the section above entitled “Other Risks Associated with Market Timing”). However, we believe our procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

Because we discourage market timing in general, we do not currently, nor do we intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although we believe we make reasonable efforts to block shareholders that engage in or attempt to engage in harmful trading activities, we cannot guarantee that we will successfully identify and block every shareholder that does it or attempts to do it.

Taxes

Federal Tax Considerations

The Fund will distribute to shareholders 100% of its net income and net capital gains, if any.

Dividends and any capital gain distributions will be taxable to you. In January each year, the Fund will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for the Fund, every time you redeem shares in the Fund, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased.

10 Prospectus May 1, 2009

You must retain all statements received from the Fund to maintain accurate records of your investments.

An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares. As a result, any gain on the transaction may be subject to federal, state or local income tax.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of dividends, any capital gain distributions and redemptions. Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State Tax Considerations

In most states, the dividends and any capital gains you receive will be subject to any state income tax.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Grant Thornton LLP, whose report, dated February 20, 2009 along with the Fund’s financial statements, are included in the annual report, which is available upon request.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$10.41	$10.08	$10.11	$10.34	$10.50
Investment operations:
Net investment income	0.48	0.44	0.41	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.16	0.33	(0.03)	(0.23)	(0.16)
Total from investment operations	0.64	0.77	0.38	0.13	0.19
Less distributions:
From net investment income	(0.48)	(0.44)	(0.41)	(0.36)	(0.35)
From net capital gains	(0.10)	--	--	--	--
Total distributions	(0.58)	(0.44)	(0.41)	(0.36)	(0.35)
Net asset value, end of period	$10.47	$10.41	$10.08	$10.11	$10.34
Total return (%)	6.30	7.77	3.93	1.24	1.84
Ratios and supplemental data
Net assets, end of period (in thousands)	$2,155	$6,413	$6,511	$7,672	$7,508
Ratio of expenses to average net assets (%)	0.56	0.47	0.46	0.45	0.45
Ratio of net investment income to average net assets (%)	3.70	4.21	3.97	3.48	3.35
Portfolio turnover (%)	73	42	34	39	24

Madison Mosaic Income Trust 11

Institutional Bond Fund Guide to Doing Business

Shareholder Account Transactions

Confirmations and Statements

Daily Transaction Confirmation

All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are usually mailed on the same day a transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement

Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by phone, generally, in order to make any changes to an account, we may require a written request signed by all of the shareholders with their signatures guaranteed.

Telephone Transactions

Madison Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone. We will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Certificates

Certificates will not be issued to represent shares in the Fund.

How to Open A New Account

In compliance with the USA Patriot Act of 2001, we will verify certain information on your account application as part of the Fund’s anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box may not be accepted. Please contact us at 1-888-670-3600 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Initial Investment

The Fund is available to investors for a minimum initial investment of $50,000. The $50,000 minimum may be satisfied when one or more related accounts are opened at the same time. An account is considered related when it is opened by the same retirement plan, corporation, individual or other entity.

12 Prospectus May 1, 2009

Required Maintenance Investment Balance

The Fund reserves the right to involuntarily redeem:

  individual accounts with balances that fall below $50,000 (as a result of shareholder activity and not market action).
  all related accounts when the value of all the accounts within any institutional relationship falls below $50,000 (as a result of shareholder activity and not market action).
  all related accounts if the average account size within any institutional relationship has a market value of less than $1,000 (as a result of shareholder activity and not market action).

For example, if an institution allocates $50,000 among one account with $49,000 and 1000 accounts with $1, the average account size would be approximately $50 ($50,000 divided by 1001) and would not meet the Fund’s maintenance balance requirements.

Prior to closing your account, we will give you 30 days written notice during which time you may increase your balance to avoid having your account(s) closed.

By Check

Open your new account by completing an application and sending it along with a check payable to Madison Mosaic Funds as follows:

Regular Mail:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Madison Mosaic Funds will not accept money orders of any denomination or Cashier’s Checks for less than $10,000.

By Wire

Please call us before you wire money (no later than close of New York Stock Exchange) to ensure proper and timely credit to your account.

If you are making your first investment in the Fund, before you wire funds, we must have a completed account application. You can mail or overnight deliver your account application to us. You may also fax the account application by calling us at 1-888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you should give to your bank to send the wire. Your bank must include both the name of the Fund and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Institutional Bond Fund
(Shareholder name, 391, and account number)

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account and you are investing at least $50,000. You may also qualify to open an account by exchange if you are investing less than $50,000 if you are a member of an institutional relationship (retirement plan, for example) that satisfies the $50,000 requirement. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account. Exchanges may only be made into funds that are sold in the shareholder’s state of residence.

How to Purchase Additional Shares

Purchase Price

Share prices (net asset values or “NAV”) are determined every day that the New York Stock

Madison Mosaic Income Trust 13

Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by Mosaic.

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to the Fund unpaid for “insufficient funds.” In other words, we sometimes get checks that bounce. Mosaic has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used for purchase of the shares has cleared. Such deposit items are considered “uncollected” until we determine that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.

By Check

Please make your check payable to Madison Mosaic Funds. Mail it along with an investment slip or, if you don’t have one, please write your fund and account number (and the name of the fund) on your check.

Regular Mail:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight:
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Madison Mosaic Funds will not accept Cashier’s Checks for less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks for the purchase of shares.

By Wire

You should call us before you wire money to ensure proper and timely credit. Your bank may charge you a fee for sending a wire to the Fund.

Please wire money to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Institutional Bond Fund
(Shareholder name, 391, and account number)

By Automatic Investment Plan

You can elect to have a monthly (or less frequent) automatic investment plan. We will automatically credit your account and debit the bank account you designate with the amount of your automatic investment. The automatic investment is processed as an electronic funds transfer (EFT).

To establish an automatic investment plan, complete the appropriate section of the application or call us for information. The minimum monthly amount for an EFT is $100. You may change the amount or discontinue the automatic investment plan any time. Madison Mosaic does not charge for this service.

How to Redeem Shares

Redemption Price

Share prices (net asset values or “NAVs”) are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by the Fund.

14 Prospectus May 1, 2009

Signature Guarantees

To protect your investments, Madison Mosaic requires signature guarantees for certain redemptions.

What is a signature guarantee? It is a certification by a financial institution that knows you and recognizes your signature that your signature on a document is genuine.

A signature guarantee helps Madison Mosaic ensure the identity of the authorized shareholder(s). If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account.

A signature guarantee is required for any redemption when:

(1) the proceeds are to be greater than $50,000,

(2) the proceeds are to be delivered to someone other than you, as shareholder of record,

(3) the proceeds are to be delivered to an address other than your address of record, or

(4) you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used for purchase of the shares has cleared. Such deposit items are considered “uncollected,” until we determine that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Upon request by telephone or in writing, we will send a redemption check up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See section “Signature Guarantees” above. Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee

To stop payment on a redemption or distribution check, call our Shareholder Service department immediately.

Normally, Madison Mosaic Funds charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Fund on behalf of a shareholder. Certain documents may be required before such a request can be processed.

By Wire

With one business day’s notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee may be required to add or change bank wire instruction on an account. See the previous column for signature guarantee requirements.

Madison Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide to Doing Business.

Madison Mosaic Income Trust 15

Requests for wire transfer must be made by 4:00 p.m. Eastern time the day before the wire will be sent.

Wire Fee

There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Exchange

You can redeem shares from one Madison Mosaic account and concurrently invest the proceeds in another Madison Mosaic account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Systematic Withdrawal Plan

You can elect to have a systematic withdrawal plan whereby we will automatically redeem shares in your Fund account and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime.

Electronic Funds Transfer Systematic Withdrawal

A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal

Or it can be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs

Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, you must request IRA redemptions in writing. Before you think you may need to redeem funds from your IRA in the Fund, call us for a form that contains the required tax election provisions. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Distribution Options

The Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all your distributions will be automatically reinvested in your account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Madison Mosaic account, (2) paid to you by check or (3) deposited directly to your bank account.

Payments in Kind

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Fund. However, Madison Mosaic Income Trust elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the trust or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

How to Close an Account

To close an account, you should call us and request that your account be closed.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section “How To Redeem Shares.”

16 Prospectus May 1, 2009

Other Fees

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Broker Fees

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to Madison Mosaic Funds. However, you can engage in any transaction directly with the Fund to avoid such charges.

Other Fees

Madison Mosaic reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

IRAs

The Fund can be used for retirement plan investments, including IRAs.

Distribution and Transfer Fees

There is a $25.00 fee for each distribution from an IRA (including rollovers) or transfer of an IRA to another institution. The fee does not apply to redemptions established under a systematic withdrawal program.

Excess Contribution and Recharacterization Fees.

There is a $25 fee to process a refund of an excess IRA contribution in any year. Also, IRA contributions that must be reconverted or recharacterized are subject to this $25 processing fee.

Traditional IRAs

Traditional Individual Retirement Accounts (“Traditional IRAs”) may be nondeductible or partially deductible. Traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.

Madison Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

Roth IRAs

Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.

Madison Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for IRA accounts.

Conversion Roth IRAs

You may convert all or part of your Traditional IRA into a Roth IRA at Madison Mosaic. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you accomplish this conversion.

Madison Mosaic Income Trust has a Statement of Additional Information (SAI) that includes additional information about each fund in Madison Mosaic Income Trust. Additional information about each Fund’s investments is available in the Trust’s annual and semi-annual reports to shareholders. The the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Trust’s funds during their last fiscal year. The SAI, the Trust’s annual and semi-annual reports and other information about the Trust are available without charge by calling 1-800-368-3195. Use the shareholder service number below to make shareholder inquiries.

Please call our shareholder service department if you have any questions about any Madison Mosaic Fund or if you would like a copy of any written fund information. Additional information, including the Trust's SAI and annual and semi-annual reports, is also available free of charge at the Madison Mosaic Funds Internet site at http://www.mosaicfunds.com

Finally, you can review and copy information about the Madision Mosaic Income Trust (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
Madison Mosaic Funds(R)
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Te l e p h o n e N u m b e r s
Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-3616

PROSPECTUS

May 1, 2009

Madison Corporate Income Shares (COINS)

COINS were developed by Madison Investment Advisors, Inc. (“Madison”) exclusively for use within separately managed accounts for which Madison serves as a wrap program investment manager. COINS represent shares of a specialized bond portfolio. They are used in combination with selected individual securities to effectively model institutional-level investment strategies in larger separately managed accounts within any such wrap program. COINS can permit greater diversification than smaller managed accounts might otherwise achieve. COINS represents an intermediate corporate taxable bond portfolio benchmarked to the Lehman Intermediate Credit index. The fund invests only in investment grade securities targeting an average overall quality of A- or better. Bond duration will generally flucutate 25% higher or lower than the benchmark, but may fluctuate as much as 50%. COINS maintains a dollar weighted average maturity of 10 years or less. Within these policy limitations, we seek to obtain the highest possible investment return (income and share price appreciation).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Investment Advisors, Inc. (logo) www.madisonfunds.com

Risk/Return Summary: Investments, Risks and Performance	1
Fund Investment Objectives/Goals	1
Principal Investment Strategies of the Fund	1
Principal Risks of Investing in the Fund	1
Risk/Return Bar Chart and Table	2
Fees and Expenses of the Fund	2
Investment Objectives	2
Implementation of Investment Objectives	3
Principal Risks	5
Portfolio Holdings	6
Management	6
Pricing of Fund Shares	7
Dividends and Distributions	7
Frequent Purchases and Redemptions of Fund Shares	7
Taxes	9
Financial Highlights	10
Guide to Doing Business with COINS	11
Changes to an Account	11
How to Open An Account	11
Minimum Initial Investment	11
How to Purchase Additional Shares	11
Minimum Initial Investment	12
How to Redeem Shares	12
Distribution Options	12
Payments in Kind	12
How to Close an Account	12

Risk/Return Summary: Investments, Risks and Performance

Fund Investment Objectives/Goals

The objective of Madison Corporate Income Shares (“COINS”) is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in corporate bonds rated Baa3/BBB- or better at time of purchase, (2) maintaining an average overall quality of A- or better, (3) maintaining a dollar weighted average maturity of 10 years or less, (4) generally maintaining overall portfolio duration within 25% of the Lehman Intermediate Credit index benchmark and occasionally varying from the benchmark by up to 50% and (5) limiting investments in corporate securities in any one industry (as defined by SIC code) to 20% at time of purchase.

Although the duration of the ~~Lehman Brothers~~Barclays Capital Intermediate Credit index is relatively stable, it fluctuates in response to a variety of market factors, primarily interest rates but also supply. Since January 2000, this index duration fluctuated from a high of 4.61 years to a low of 3.96 years. By comparison, during 2008 alone, the index duration ranged from 4.44 to 4.25 years. In general, as interest rates rise, the duration of the index tends to shorten and as interest rates fall, its duration tends to rise.

Principal Investment Strategies of the Fund

COINS seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities.

In seeking to achieve COINS’ goal, we will:

(1) monitor the yields of the various bonds that satisfy COINS’ investment guidelines to determine the best combination of yield, credit risk and diversification for COINS;

(2) shorten or lengthen its

  dollar weighted average maturity and
  dollar weighted average duration

based on our anticipation of the movement of interest rates;

(3) select individual securities based on a thorough evaluation of fundamental credit risk;

(4) actively rotate among sectors and quality ratings in search of value and to manage risk.

We will invest at least 80% of COINS total assets in income-producing corporate bonds.

Principal Risks of Investing in COINS

Interest Rate Risk

Each COINS share price reflects the value of the bonds held in the fund. When interest rates or general demand for fixed-income securities change, the value of these bonds change. If the value of these bonds falls, the share price of the fund will go down. If it falls below the price you paid for your shares, you could lose money when you redeem your shares.

What might cause bonds to lose value? One reason might be a rise in interest rates. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.

The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk

If a bond issuer “calls” a bond (pays it off at a specified price before it matures), the fund could have to reinvest the proceeds at a lower interest rate. COINS may also experience a loss if the bond is called at a price lower than what the fund paid.

Tax-Related Risk

You can receive a taxable distribution of capital gain. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Risk of Default

Although we monitor the financial condition of bond issuers, unexpected events could cause the issuer to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Madison Corporate Income Shares 1

Risk/Return Bar Chart and Performance Table

The following bar chart is intended to illustrate the risks of the Fund by showing the changes in the fund’s performance from year to year for the life of the fund. Because there is only one full calendar year of performance, the bar chart should be viewed in conjunction with the quarterly performance information provided as well as with the table that follows the chart that compares the fund’s average annual returns with those of a broadbased securities market index that is not subject to the fees and expenses typical of mutual funds. Included in the table are after-tax returns that are not relevant to you if you hold your shares through a tax-deferred arrangement, such as an individual retirement account or 401(k) plan. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Remember, however, that past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

For the period from the fund’s inception through the end of the period shown in the bar chart, the highest return for a quarter was 5.43% (quarter ended December 31, 2008) and the lowest return for a quarter was -2.58% (quarter ended September 30, 2008).

Average Annual Total Returns
(for the periods ending December 31, 2008)
	Past OneYear	Since Inception(July 1, 2007)
Return before taxes	4.29%	6.52%
Return after taxes on distributions	2.42%	4.58%
Return after taxes on distributions and sale of Fund shares	2.75%	4.42%
~~Lehman Brothers~~Barclays Capital Intermediate Credit Bond Index*	-2.76%	0.93%

*The ~~Lehman Brothers~~Barclays Capital Intermediate Credit Bond Index is an unmanaged, broadbased index of intermediate term corporate bonds.

Fees and Expenses of COINS

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.00%*
Distribution (12b-1) Fees	None
Other Expenses	0.00%**
Total Annual Fund Operating Expenses	0.00%

*The COINS fund has no management fee. Shareholders should be aware, however, that the fund is an integral part of a separately managed account program and Madison will be compensated by separately managed account (“wrap fee”) program sponsors. As a result, shareholders will be paying Madison an advisory fee for managing COINS because Madison will receive a percentage of the fee that shareholders pay to their program sponsors. The compensation shareholders pay under their programs is discussed in the program brochure and other contracts that shareholders enter into with program sponsors. Shareholders should consult with such materials and their program sponsors for additional details about compensation paid by them to Madison for managing COINS.

**Madison has agreed in writing to irrevocably waive all fees and pay or reimburse all expenses of COINS, except for brokerage, taxes and any extraordinary expenses.

Example:

This Example is intended to help you compare the cost of investing in COINS with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that COINS’ operating

2 Prospectus May 1, 2009

expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$0
3 Years	$0
5 Years	$0
10 Years	$0

The table shows net expenses of the fund as 0%, reflecting the facts that (a) Madison or its affiliates are absorbing all expenses of operating COINS and (b) Madison does not charge any fees to COINS (which may be viewed as an effective waiver). You should be aware, however, that COINS is an integral part of “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with COINS or Madison. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to Madison and its affiliates. You pay no additional fees or expenses to purchase COINS.

Investment Objectives

The objective of COINS is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in corporate debt securities rated Baa3/BBB- or better at time of purchase, (2) maintaining an average overall quality of A- or better, (3) maintaining a dollar weighted average maturity of 10 years or less, (4) generally maintaining bond effective duration within 25% of the Lehman Intermediate Credit index benchmark and occasionally varying from the benchmark by up to 50% and (5) limiting investments in corporate securities in any one industry (as defined by SIC code) to 20% at time of purchase.

Although the duration of the ~~Lehman Brothers~~Barclays Capital Intermediate Credit index is relatively stable, it fluctuates in response to a variety of market factors, primarily interest rates but also supply. Since January 2000, this index duration fluctuated from a high of 4.61 years to a low of 3.96 years. By comparison, during 2008 alone, the index duration ranged from 4.44 to 4.25 years. In general, as interest rates rise, the duration of the index tends to shorten and as interest rates fall, its duration tends to rise.

There can be no assurance that the objective of the fund will be achieved.

Although the investment objective of the fund may be changed without shareholder approval, COINS will notify shareholders in writing prior to any material change.

Implementation of Investment Objectives

COINS seeks to achieve its objectives by investing in corporate debt securities (bonds). In general, after selecting securities that match the fund’s investment guidelines, most of our investment decisions will relate to: (1) the difference in yields between various types of securities that match the fund’s guidelines; (2) our understanding of the direction of interest rate movement; (3) the analysis of any security’s credit risk; or (4) our anticipation of the relative values and risks associated with securities in different industrial and business sectors.

Example 1: COINS may hold bonds issued by a particular retailer. We may sell these bonds and buy bonds issued by, say, an oil company if we believe that by making the change the fund can: (1) obtain higher yielding securities with the same amount of risk (such as by swapping a bond rated AAA yielding 8% interest for another AAA rated bond yielding 9% interest with similar risk characteristics); (2) avoid losing principal due to interest rate movement (see Example 3 below); (3) timely react to deteriorating finances of the particular bond issuer; or (4) avoid losing principal if the markets treat retailer bonds as presenting a greater potential risk than oil industry bonds.

If we believe interest rates are falling, we will normally increase the dollar weighted average maturity and duration of the fund to help increase the share price of the fund. On the other hand, if we believe interest rates are rising, we will normally

Madison Corporate Income Shares 3

decrease the dollar weighted average maturity and duration of the fund to help preserve the fund’s share price.

What is duration? The concept of “effective duration” of a bond portfolio goes hand in hand with average maturity. Effective duration is a commonly used measurement to determine the risk to market value. As a technical matter, effective duration measures the period of time you must wait before you have received half of the present value of the cash flows from a bond. As a practical matter, Madison uses a bond portfolio’s effective duration to help measure its likely change in price given a 1% change in interest rates up or down.

Example 2: On January 1, interest rates are 6% and the fund’s dollar weighted average maturity is 5 years and the Lehman Intermediate Credit index benchmark’s effective duration is 4 years. We extend such maturity to 7 years over the month by increasing the effective duration of the fund’s securities from 4 to 4.5 years. If interest rates fall on February 1 to 5%, then the value of the bonds in the fund should increase by 4.5%. If had we not changed the original maturity by extending effective duration, then the value of the bonds in the fund should only have increased by 4%. As a result, the share price of the fund should increase by 4.5% in this example, 0.5% more than it would have increased had we not extended duration. In other words, if the fund’s share price was $10 before interest rates dropped, the share price of the fund should increase to $10.45 in this example, but only $10.40 if we had not extended duration.

Example 3: On January 1, interest rates are 6% and the fund’s dollar weighted average maturity is 5 years and the Lehman Intermediate Credit index benchmark’s effective duration is 4 years. As a defensive strategy against rising interest rates, we shorten maturity to 4 years over the month by decreasing the effective duration of the fund’s securities from 4 to 3.5 years. If interest rates rise on February 1 to 7%, then the value of the bonds in the fund will decrease by 3.5%. If we had not changed the original maturity by shortening effective duration, then the value of the bonds in the fund should drop by 4.0%. Therefore, although the share price of the fund will decrease as interest rates rise, its share price should decrease 0.5% less than it would have before the defensive move. In other words, if the fund’s share price was $10 before interest rates dropped, the share price of the fund should decrease to $9.65 in this example, but would have dropped to $9.60 if we had not shortened duration.

The percentage of the fund’s assets that we may invest at any particular time in a particular security, the dollar weighted average maturity of the total portfolio (never more than 10 years) and the fund’s effective duration will depend on our judgment regarding the risks in the general market. We monitor many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

COINS does not anticipate investing in money market instruments (securities that mature within one year of the date of their purchase) except for the overnight investment of otherwise uninvested cash.

Corporate Debt Securities. We will primarily buy corporate debt securities assigned one of the four highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by the Advisor to be of comparable quality. These are generally referred to as “investment grade” securities and are rated AAA, AA, A and BBB by Standard & Poor’s or Aaa, Aa, A and Baa by Moody’s.

We will sell any security owned by the fund that is downgraded below BBB. We will determine the timing and terms of the sale that we believe are in the best interests of the fund. In no event will COINS hold the security beyond six months following the date of the downgrade.

We apply our investment selection criteria at the time an investment is made. Except as described above, we might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

4 Prospectus May 1, 2009

Maturity

We will normally invest COINS so that it has an dollar weighted average maturity of 10 years or less. If we believe that market risks are high and bond prices in general are vulnerable to decline, we may reduce the average maturity of the fund’s bonds and increase its cash reserves and money market holdings. We do not, however, intend to engage in extensive short-term trading.

Duration

The fund’s effective duration will normally be in the range of 25% longer or shorter than the Lehman Intermediate Credit Index benchmark at any given time. Effective duration will be longer or shorter than the index based on our expectation of likelihood of change in interest rates and the direction of the change. Effective duration could deviate from the benchmark by up to 50% during periods when we believe interest rates are likely to materially change.

Temporary Defensive Position

We reserve the right to invest a portion of the fund’s total assets in short-term debt securities (those with maturities of one year or less) and to maintain a portion of fund assets in uninvested cash. However, we do not intend to hold more than 20 percent of the fund’s total assets in such investments unless we determine that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100 percent of the fund may be so invested. To the extent that the Fund is so invested, it may not be invested in accordance with policies designed to achieve its stated investment objective.

Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. We might hold substantial cash reserves in seeking to reduce the fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Portfolio Trading Activity – Taxable Capital Gains Potential

We may alter the composition of the fund with regard to quality and maturity and we may sell securities prior to maturity. Under normal circumstances, however, annual portfolio turnover for COINS is generally not expected to exceed 100%.

Sales of fund securities may result in capital gains. This can occur any time we sell a bond at a price that was higher than the price we paid for it, even if we do not engage in active or frequent trading. Our intent when we sell bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if we continued to hold the bond. However, increasing portfolio turnover at a time when our assessment of market performance is incorrect could lower investment performance.

The fund does not generally pay brokerage commissions when it purchases or sells bonds, but the price we would have to pay to buy a bond is usually higher than the price we would receive when we sold it. (This is customary for trading in the bond market.) As a result, as portfolio turnover increases, the cumulative effect of this may hurt fund performance.

Under normal circumstances, COINS will not engage in active or frequent trading of its bonds. However, it is possible that we will determine that market conditions require a significant change to the composition of the fund’s portfolio. (For example, if interest rates rise or fall significantly, we may attempt to sell bonds before they lose much value.) Also, if the fund experiences large swings in shareholder purchases and redemptions, we may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, COINS could make a taxable capital gain distribution. You should be aware that if we engage in frequent trading activity, COINS will generate a higher percentage of short-term capital gains. Such gains are taxed at ordinary income rates (up to 35% depending on a shareholder’s tax bracket and taxable status for Federal income tax purposes), rather than the more favorable 15% maximum long-term capital gains rate.

Principal Risks

Interest Rate Risk

The value of shares purchased in COINS will fluctuate due to changes in the value of securities

Madison Corporate Income Shares 5

held by the fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities and effective duration of the bonds held in the fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk

In addition to dividends from any interest earned by COINS securities and paid to you, shareholders in the fund can recognize taxable income in two ways:

  If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss. Moreover, if you experience a gain on shares held for less than a year, then the gain will be taxed at short-term rates (up to 35% depending on a shareholder’s tax bracket and taxable status for Federal income tax purposes), rather than the more favorable 15% maximum long-term capital gains rate.
  In the event COINS sells more securities at prices higher than when they were bought by the fund, COINS may pass through the profit it makes from these transactions by making a taxable capital gain distribution. (The discussion regarding Portfolio Trading Activity – Taxable Capital Gains Potential in the previous section above explains what circumstances can produce taxable short-term or long-term capital gains.)

Call Risk

We may buy “callable bonds.” This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond we own, we could have to reinvest the proceeds at a lower interest rate. Also, if the price we paid for the bond was higher than the call price, the effect is the same as if COINS sold the bond at a loss.

Risk of Default

Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, unanticipated costs resulting from government legislation, etc.) could cause the issuer of a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value. A full description of the characteristics of bonds based on their ratings classification is contained in the Statement of Additional Information.

Portfolio Holdings

Portfolio securities information is available on the COINS dedicated website at http://www.madisonadv.com/COINS. It can be accessed selecting “Portfolio of Investments” from the COINS website. Top 10 holdings current to the most recent calendar quarter is initially provided. You may also obtain a complete list of portfolio holdings by selecting the link to “Complete COINS Portfolio Holdings” at the bottom of the “Top 10 Holdings” page. The COINS policy is to post this information no later than five business days have passed after the end of the quarter and to keep the information on the website until the next updated information is posted. In response to shareholder or wrap sponsor demand, we may increase the frequency with which we post portfolio holdings to reflect the most recent month-end. A complete description of the fund’s policies and procedures with respect to the disclosure of portfolio securities is available in its Statement of Additional Information (“SAI”). (See the back cover for information about the SAI.)

Management

The Advisor

Madison is located 550 Science Drive, Madison, Wisconsin 53711. As of the date of this prospectus, we manage hundreds of millions of dollars of registered investment company assets, including mutual funds and closed-end funds. Madison, a

6 Prospectus May 1, 2009

registered investment advisory firm since 1973, provides professional portfolio management services to a number of clients and, with its subsidiaries, manages billions of dollars in client assets.

We are responsible for the day-to-day administration of the fund’s activities. Investment decisions regarding the fund can be influenced in various manners by a number of individuals.

Generally, all decisions regarding the fund’s average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison’s investment committee. The investment policy committee is made up of the top officers and managers of Madison.

The decisions reached by the investment committee are carried out on a day-to-day basis by a team of fixed-income portfolio management officers of Madison. This “fixed-income portfolio management team” selects individual bonds and performs other management functions for the fund. The team performs the same type of activities for Madison’s individual clients and fixed-income mutual fund portfolios not offered by this prospectus. The members of the fixed-income team with primary responsibility for COINS, all of whom have been managing COINS since its inception, are Christopher Berberet, Paul Lefurgey and Christopher Nisbet. Mr. Berberet is a Managing Director of our firm. He is a Chartered Financial Analyst and has been a member of the firm’s fixed-income team since 1992. Mr. Lefurgey is a Senior Vice President of Madison who joined the fixed-income team members with primary responsibilities for managing mutual fund portfolios 2006. He is a Chartered Financial Analyst who joined the firm in 2005. Prior to Madison, Mr. Lefurgey was the head of fixed income management at Members Capital Advisors and, from 1990 until 2003, Executive Vice President at Duff & Phelps Investment Management of Chicago. Mr. Nisbet is a Vice President of our firm. He is also a Chartered Financial Analyst and has been a member of the firm’s fixed-income team since 1992.

The COINS SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in COINS.

Compensation

COINS does not pay any direct advisory or other fees. See “Risk/Return Summary — Fees and Expenses of the Fund” for more information on this arrangement.

Pricing of Fund Shares

The price of each COINS share is based on its net asset value (or “NAV”). This equals the total daily value of the fund’s assets, minus its expenses and liabilities, divided by the total number of outstanding shares. The COINS NAV is calculated at the close of the New York Stock Exchange each day it is open for trading, normally at 4:00 p.m. Eastern Time.

We use the market value of the securities in each fund in order to determine NAV. We obtain the market value from one or more established pricing services. The fund maintains a “pricing committee” to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Trustees, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service. Although this would be an unusual occurrence for the types of securities held by COINS, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the fund’s goal is to prevent fund share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is received in proper form. This may be higher, lower or the same as the NAV from the previous day.

Madison Corporate Income Shares 7

Dividends and Distributions

COINS’ net income, if any, is declared as dividends and distributed to shareholders monthly. Dividends will be paid in the form of cash paid to the wrap program brokerage account that holds your COINS shares and distributed to you in accordance with your “wrap” program sponsor agreement. Any net realized capital gains would be distributed at least annually. You also may arrange with your “wrap” program sponsor for your COINS dividends to be reinvested in additional COINS shares.

Frequent Purchases and Redemptions of Fund Shares

General Rule

COINS discourages investors from using the fund to frequently trade or otherwise attempt to “time” the market. As a result, COINS reserves the right to reject a purchase or exchange request for any reason.

Market Timing

In general, the practice of “market timing,” which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the mutual fund’s size and the amount of its assets maintained in cash, market timing by fund shareholders may interfere with the efficient management of the fund’s portfolio, increase transaction costs and taxes, and harm the performance of the fund and its shareholders.

Because COINS is designed to be a component of “wrap” accounts that also invest, at the direction of the “wrap” program sponsor, in individual securities and other investments, COINS shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. COINS is managed in a manner that is consistent with its role in the “wrap” accounts. Because all purchase and redemption orders are initiated by the “wrap” program sponsor, “wrap” account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in COINS shares. The COINS Trustees have adopted a market timing policy, pursuant to which Madison monitors COINS trading activity and has the ability to reject any purchase or redemption orders that Madison identifies as harmful to COINS or its shareholders.

Identifiable Harmful Frequent Trading and Market-Timing Activity

COINS identifies harmful trading activity as having a negative effect on portfolio management. For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, buy and sell portfolio securities, etc. By forcing management to keep greater cash balances to accommodate market timing, the fund may be unable to invest its assets in accordance with the fund’s investment objectives.

COINS does not currently impose additional fees on market timing activity, nor does it restrict the number of exchanges shareholders can make, although we reserve the right to impose such restrictions upon notice in the future. COINS does not specifically define the frequency of trading that it will consider “market timing” because our goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when COINS identifies any shareholder activity that causes or is expected to cause the negative results described above, COINS will block the shareholder from making future investments. In effect, we will allow harmful market-timers to leave COINS and shut our doors to their return.

We will use our discretion to determine whether transaction activity is harmful based on the criteria described above. We do not distinguish among “wrap” program sponsors as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing

Moving money in and out of funds on short notice is a strategy employed by certain investors who hope

8 Prospectus May 1, 2009

to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on fund performance. In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. Nevertheless, the success of any market-timer is not considered by COINS. We will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in COINS should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements

It is possible that we will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of any fund (see the section above entitled “Other Risks Associated with Market Timing”). However, we believe our procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in COINS.

Because we discourage market timing in general, COINS does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although we believe we make reasonable efforts to block shareholders that engage in or attempt to engage in harmful trading activities, COINS cannot guarantee that it will successfully identify and block every shareholder that does it or attempts to do it.

Taxes

Federal Tax Considerations

COINS will distribute to shareholders 100% of its net income and net capital gains, if any.

Dividends and any capital gain distributions will be taxable to you. In January each year, the fund will send you an annual notice of dividends and other distributions paid during the prior year. Capital gains distributions can be taxed at different rates depending on the length of time the securities were held.

Because the share price fluctuates for the fund, every time you redeem shares in COINS, you will create a capital gain or loss that has tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received from COINS or your “wrap” program sponsor to maintain accurate records of your investments.

If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of dividends, any capital gain distributions and redemptions. Any fine assessed against COINS that results from your failure to provide a valid social security or tax identification number will be charged to your account.

State Tax Considerations

In most states, the dividends and any capital gains you receive will be subject to any state income tax.

Madison Corporate Income Shares 9

Financial Highlights

The following financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Grant Thornton LLP whose report, dated February 20, 2009, along with the fund's financial statements, are included in the annual report which is available upon request.

COINS FUND

	Year Ended December 31,
	2008	2007*
Net asset value, beginning of period	$10.26	$10.00
Investment operations:
Net investment income	0.52	0.27
Net realized and unrealized gain (loss) on investments	(0.09)	0.26
Total from investment operations	0.43	0.53
Less distributions:
From net investment income	(0.52)	(0.27)
From net capital gains	(0.01)	--
Total distributions	(0.53)	(0.27)
Net asset value, end of period	$10.16	$10.26
Total return (%)	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$948	$637
Ratio of expenses to average net assets (%)	--	--
Ratio of net investment income to average net assets (%)	5.21	5.29
Portfolio turnover (%)	5	3

* For the period July 1, 2007 (commencement of operations) through December 31, 2007

10 Prospectus May 1, 2009

Guide to Doing Business with COINS

Eligible Investors

Shares of COINS may be purchased only by or on behalf of “wrap” account clients where Madison has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client.

COINS intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above. Each investor, by purchasing shares, agrees to any such redemption. Madison will use its best efforts to provide the applicable “wrap” program sponsor with advance notice of any such redemption on behalf of the client.

Shareholder Account Transactions

Changes to an Account

To make any changes to an account, you must contact your “wrap” program sponsor.

Certificates

Certificates will not be issued to represent shares in COINS.

How to Open A New Account

In compliance with the USA Patriot Act of 2001, your “wrap” program sponsor will verify certain information on your client account application as part of its anti-money laundering and customer identification program. Eligible clients or their wrap program sponsors typically may open an account by submitting an executed client agreement with their applicable “wrap” program sponsor.Please refer to the mailing address for your “wrap” program sponsor in the Client Agreement materials you received with this prospectus.

Minimum Initial Investment

There is no maximum investment and the minimum initial investment is $5,000. However, “wrap” program sponsors may impose greater minimums based on the allocation rules of the particular wrap program. The broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the COINS transfer agent, US Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation - Fund/SERV). If funds do not clear through the Fund/SERV network, then the broker-dealer submitting an initial or subsequent order to purchase COINS shares on behalf of “wrap” program clients must arrange to have federal funds wired to the transfer agent. Wiring instructions may be obtained by calling 1-888-670-3600 or as follows:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Madison COINS
(Shareholder name and account number)

How to Purchase Additional Shares

Purchase Price

Share prices (net asset values or “NAV”) are determined every day that the New York Stock Exchange is open. Purchases are priced at the next share price determined after the purchase request is received in proper form by COINS.

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to COINS unpaid for “insufficient funds.” In other words, we sometimes get checks that bounce. COINS has a procedure to protect you and other shareholders from loss resulting from these items. We may delay paying the proceeds of any redemption for 12 days or more until we can be determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used for purchase of the shares has cleared. Such deposit items are considered “uncollected” until COINS determines that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire check are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Madison Corporate Income Shares 11

Minimum Subsequent Investment

There are no minimum or maximum subsequent investment requirements. Subsequent investments are processed in the same manner as initial investments.

How to Redeem Shares

Redemption Price

Share prices (net asset values or “NAVs”) are determined every day that the New York Stock Exchange is open. Redemptions are priced at the next share price determined after the redemption request is received in proper form by Mosaic.

Redemption Procedure

COINS shareholders must contact their “wrap” program sponsor representative to initiate a redemption of COINS shares. COINS shareholders will generally have provided a power of attorney to their “wrap” program sponsor authorizing the sponsor to redeem shares as part of their programs’ investment strategy. Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally be wired within one to three business days after the redemption request, but may take up to seven business days. Redemption proceeds on behalf of shareholders who are no longer eligible to invest in COINS may receive their redemption proceeds by check. See “Eligible Investors” above.

Redemptions of COINS shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for COINS to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, COINS may delay redemption payments for more than seven days, as permitted by law.

Redemptions and Uncollected Funds

We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer “EFT”) used for purchase of the shares has cleared. Such deposit items are considered “uncollected,” until COINS determines that the bank on which they were drawn has actually paid them. Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

Distribution Options

COINS may make periodic payments of dividends from income or capital gains. Distributions will be paid to your “wrap” program account.

Payments in Kind

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Trust. However, COINS, as part of the Madison Mosaic Income Trust, elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

How to Close an Account

To close an account, you should call your “wrap” account program sponsor and request that your account be closed.

When you close your account, shares will be redeemed at the next determined net asset value.

Unusual Transaction Fees

COINS reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

12 Prospectus May 1, 2009

COINS has a Statement of Additional Information (SAI) that includes additional information about the fund. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during its last fiscal year. The SAI, the fund’s annual and semi-annual reports and other information about COINS are available without charge by calling 1-800-368-3195. Use the shareholder service number below to make shareholder inquiries.

Please call our shareholder service department if you have any questions about an existing COINS account or if you would like a copy of any written fund information. Additional information, including the fund's SAI and annual and semi-annual reports, is also available free of charge at the COINS Internet site at http://www.madisonadv.com/COINS.

Finally, you can review and copy information about the fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent
US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Madison (logo) Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711
1-800-767-0300
www.madisonfunds.com

SEC File Number 811-3616

Part B

Statement of Additional Information
Dated May 1, 2009
For use with the prospectuses of the Madison Mosaic Income Trust, Core Bond, Government and Institutional Bond Funds,
dated May 1, 2009

Madison Mosaic Income Trust

Core Bond Fund
Government Fund
Institutional Bond Fund

550 Science Drive
Madison, WI 53711
(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectuses of Madison Mosaic Income Trust, Government, Core Bond and Institutional Bond Funds, bearing the date indicated above (each a “Prospectus”). You can obtain a copy of each Prospectus from Madison Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Funds comprising the Trust for the fiscal year ended December 31, 2008 appear in the respective fund’s Annual Report (“Report”) to shareholders for that period. The Reports are incorporated herein by reference. You can get a copy of the Reports at no charge by writing or calling Madison Mosaic Funds at the address and telephone numbers shown above.

TRUST HISTORY	2
DESCRIPTION OF THE TRUST (“Investment Objectives” and “Implementation of Investment Policies”)	2
Classification	2
Investment Strategies and Risks	2
Fund Policies	5
Fundamental Policies	6
Disclosure of Portfolio Holdings	7
MANAGEMENT OF THE FUNDS (“Management”)
Management Information	11
Board of Trustees	12
Discussion of Contract Renewal	12
Compensation	12
Code of Ethics	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	13
INVESTMENT ADVISORY AND OTHER SERVICES (“Fees and Expenses of the Funds” and “Management”)	13
PORTFOLIO MANAGERS	15
BROKERAGE ALLOCATION AND OTHER PRACTICES	17
CAPITAL STOCK AND OTHER SECURITIES	18
PURCHASE, REDEMPTION AND PRICING OF SHARES (“Guide to Doing Business,” “Pricing of Fund Shares” and “Dividends and Distributions”)	20
TAXATION OF THE TRUST (“Taxes”)	22
CALCULATION OF PERFORMANCE DATA (“Risk/Return Summary”)	23
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION (“Financial Highlights”)	24
APPENDIX - QUALITY RATINGS (“Implementation of Investment Policies”)	24

Note: The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

Statement of Additional Information	Page 2
Madison Mosaic Income Trust	May 1, 2009

TRUST HISTORY

Madison Mosaic Income Trust (“the Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. Its first two funds were the Government and Intermediate Income Funds. The Government Fund was originally known as the “A-Rated Fund.” Before May 1, 2008, the Core Bond Fund was known as the Intermediate Income Fund and, before that, previously known as the High Yield Fund and the Maximum Income Portfolio before May 12, 1997. The Institutional Bond Fund began on May 1, 2000. Each fund is referred to herein as a “Fund.” A fourth fund known as the COINS Fund was introduced on July 1, 2007. It has a separate prospectus and Statement of Additional Information.

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the Funds when describing matters that affect all series of the Trust. However, this Statement of Additional Information is not intended to provide any disclosures regarding the COINS Fund. As a result, references to the Trust and the Trust’s Funds in this Statement of Additional Information refer only to the Government, Core Bond and Institutional Bond Funds unless the context requires inclusion of all four series of the Trust.

The Trust was originally known as GIT Income Trust. The Trust changed its name in May 1997 to Mosaic Income Trust. On November 1, 2006, the Trust changed its name to Madison Mosaic Income Trust. Throughout this Statement of Additional Information, references to “Mosaic” mean “Madison Mosaic.”

DESCRIPTION OF THE TRUST

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

As of the date of this document, the Trust issues four series of shares: Government Fund shares, Core Bond Fund shares, Institutional Bond Fund shares and COINS Fund shares, all of which are diversified portfolios.

Investment Strategies and Risks

Government Fund shares represent interests in a portfolio of Government Securities. Core Bond Fund shares represent interests in a portfolio of high and medium-grade securities, with no more than 35% of total assets in lower-grade debt securities, rated not lower than B or of equivalent quality. Finally, Institutional Bond Fund shares represent interests in a portfolio of high-grade securities.

The investment objectives of the Funds are described in the applicable Prospectus. You should also read the Prospectus for information about the Funds’ principal investment strategies and risks.

Each of the Trust’s Funds invest in bonds in seeking to obtain their investment objectives. The maturities, quality ratings and types of issuers of the bonds and other debt instruments purchased will normally differ among the three funds as described in the Prospectus. Also, the Institutional Bond Fund’s objective is total return, rather than to collect and distribute income from bonds.

If we are ever required to notify you that we will be making a change to an investment policy reflected in the name of any Fund, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy” and this statement will also be on the envelope we use to mail the notice to you (unless, of course, the notice is the only material we are sending you).

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. When-Issued Securities.

We may purchase and sell securities for the Funds on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

For example, when we purchase newly issued bonds on a when-issued basis, payment and delivery may not take place for 15 to 45 days after we commit to the purchase.

Fluctuations in the value of securities we agreed to buy or sell on a when-issued basis may increase changes in a Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of the Trust, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Trust could realize a gain or loss despite the fact that the original transaction was never completed.

Statement of Additional Information	Page 3
Madison Mosaic Income Trust	May 1, 2009

When fixed yield contracts are made to purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

2. Securities with Variable Interest Rates.

Some of the securities we purchase may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the “prime” interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements. A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements. If a Fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the Trust, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If we engage in reverse repurchase agreement transactions for any Fund, we will take steps to protect the Fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or US Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Trust’s overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

5. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently

Statement of Additional Information	Page 4
Madison Mosaic Income Trust	May 1, 2009

liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a “long” position, while a financial futures contract for a sale of securities is called a “short” position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If we use financial futures contracts, we do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

6. Foreign Securities.

We may invest a portion of the Core or Institutional Bond Funds’ assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Trust to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

7. Short-Term Investments.

The “short-term investments” we may buy for the Trust are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities;

(2) obligations of banks having total assets of $750 million or more;

(3) commercial paper having a quality rating appropriate to the respective Fund of the Trust; and

(4) repurchase agreements secured by any of the foregoing securities or long-term debt securities of the type in which the respective Fund could invest directly.

Bank obligations eligible as short-term investments are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs

Statement of Additional Information	Page 5
Madison Mosaic Income Trust	May 1, 2009

are time drafts drawn against a business, often an importer, and “accepted” by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund’s total assets.

“Commercial paper” describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see “Quality Ratings” at the end of this Statement of Additional Information).

Fund Policies

1. Derivatives.

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, since assuming management of the Trust, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust.

It is our policy never to invest in any other type of so-called “derivative” securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Bond Quality Classifications.

We expect that the preponderance of the Government Fund and Institutional Bond Fund will be in High Grade securities.

We expect that the preponderance of the Core Bond Fund will be in High Grade securities with a portion of the fund in Medium and Low Grade securities to improve yields.

Government and Institutional Bond Funds. We only purchase “investment grade” securities for the Government and Institutional Bond Funds. The Institutional Bond Fund limits its investments to the top three investment grades while the Government Fund may invest in any investment grade securities. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor’s Corporation while a top rated short-term security will be rated A-1 by Standard & Poor’s.)

Investment grade securities can be further classified as either “High Grade” or “Medium Grade.” As used in this Statement of Additional Information, “High Grade” securities include US Government securities and those corporate securities which are rated AAA and AA by Standard & Poor’s Corporation; Aaa and Aa by Moody’s Investors Service, Inc. “Medium Grade” securities are those rated A and BBB by Standard & Poor’s; A and Baa by Moody’s.

For unrated securities and securities for which an existing rating has become obsolete in our judgment, we may make our own determinations of those investments we classify as “High Grade” or “Medium Grade,” as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies (see the Quality Ratings Appendix at the end of this Statement of Additional Information). Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for each Fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics. Of course, it is unlikely that we will ever purchase anything but High Grade securities for the Government Fund due to the High Grade nature of Government securities.

Core Bond Fund. At least 65% of the Core Bond Fund’s net assets will always be invested in investment grade securities as described above for the Government Fund. Indeed, up to 100% of its assets may be so invested. However, the lowest rated securities we will purchase for the Core Bond Fund are those rated B. These are considered Low Grade obligations. They are generally deemed to lack desirable investment characteristics. There may be only small assurance of payment of interest and principal or adherence to the original terms of the issue over any long period.

To the extent investments selected have higher yields than alternative investments, they may be less liquid, have lower quality ratings and entail more risk that their value could fall than comparable investments with lower yields. To the extent we purchase lower-rated investments, the average credit quality of this fund will be reduced.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral.

We will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust’s Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian’s name or in

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Madison Mosaic Income Trust	May 1, 2009

negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust’s rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of a Fund’s total assets.

6. Puts and Calls.

Our current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and not to lend portfolio securities. If we change such policies, we will notify you of this policy change at least 30 days prior to its implementation and describe the new investment techniques to be employed.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you must receive 30 days’ written notice.

Except for the fundamental investment limitations placed upon the Trust’s activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust’s or a fund’s name might be required. There can be no assurance that the Trust’s present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as “Fundamental Policies.” These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust’s shareholders.

1. Non-Income Producing Securities.

We will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent us from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery.

2. Illiquid Investments.

With respect to any Fund, we will not invest in securities for which there is no readily available market if at the time of acquisition more than 10% of the Fund’s net assets would be invested in such securities.

3. Restricted Investments.

We will not invest more than 5% of the value of the total assets of a Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

4. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

5. Industry Concentration.

In purchasing securities for any Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), we will limit such investments so that not more than 25% of the total assets of each Fund is invested in any one industry.

6. Financial Futures Contracts.

We will not purchase or sell futures contracts for any Fund if immediately afterward the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

7. Borrowing and Lending.

We will not obtain bank loans for any Fund except for extraordinary or emergency purposes in conformance with the Investment Company Act of 1940, as amended, and the regulations thereunder. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for any Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

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Madison Mosaic Income Trust	May 1, 2009

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of a Fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

8. Underwriting

The Trust may not act as an underwriter nor engage in underwriting activities.

9. Other Prohibited Activities.

  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the applicable Fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of a Fund’s net assets may be held as collateral for such sales).
  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.
  We will not invest in oil, gas or other mineral exploration or development programs.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust’s investment policies.
  We will not invest in real estate for any Fund. This does not prevent us from buying securities for any Fund that are secured by real estate.
  We will not acquire shares of other investment companies for any Fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances. (1) Such investment by any one issuer cannot exceed 5% of net assets. (2) Such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating any Fund’s tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust’s officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.
  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Disclosure of Portfolio Holdings

Application of Policies and Procedures.

We may disclose portfolio holdings under a variety of circumstances. Except as disclosed below under “Ongoing Arrangements,” we apply our policies and procedures regarding disclosure of the Trust’s portfolio holdings uniformly to all categories of persons. The conditions or restrictions placed on such disclosures are described in that section.

Frequency of Disclosures.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures shall be made until five business days have passed since the end of the period for which disclosure is made (i.e. a week after any month or quarter end). Our policy is that if the officers of the Trust determine that shareholder interest will not be compromised by public disclosure sooner than five business days, the Chief Compliance Officer may approve earlier public disclosure.

Policies Regarding Compensation with respect to Disclosure of Information

The Trust does not receive compensation, directly or indirectly, in connection with the disclosure of its portfolio holdings to any person.

Authorization of Disclosures, Conflicts of Interest and Oversight

Our policies regarding portfolio holdings disclosure are part of our overall compliance procedures subject to review by our Chief Compliance Officer and approval by the Trust’s Board of Trustees. At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary. In this manner, the Trust seeks to address conflicts between the interests of Trust shareholders, on the one hand, and those of the Trust’s investment advisor or its affiliates.

After our Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with our compliance procedures described in this section, the officers of the Trust may authorize disclosure of a Fund’s portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the applicable Fund’s Internet site as stated above and below, all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Trust’s distributor and applicable interpretations of the rules of the Financial Industry Regulatory Authority (FINRA).

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Madison Mosaic Income Trust	May 1, 2009

Accessibility of Disclosures.

We post “fund summaries” for each fund to our Internet site quarterly. Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each fund’s complete portfolio schedule filed with the SEC quarterly on Form N-Q within 60 days of quarter end. However, it will generally be posted to the Internet site sooner than the filing of Form N-Q (subject to the five business day rule described above). Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the fund.

On at least a quarterly basis, all fund portfolio information is posted, including a brief security description and the number of shares/par value.

Other Information.

Finally, we may provide information in marketing materials that include a discussion of changes to the portfolio during the quarter. This includes summary disclosure of one or more reasons for buying or selling a security or a detailed “analysis” or example of our “process” regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the Mosaic Funds Internet site no later than such information is made to any other third party. In this manner, we seek to avoid the appearance that we are making any “selective” disclosures about any fund to any party in any manner that would provide any financial advantage to the person receiving such information.

On-going Arrangements.

There may be situations where selective disclosure is in the interests of fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by our Chief Compliance Officer and (2) any applicable disclosures about such ongoing program are made in this Statement of Additional Information and (3) we have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. (4) The Chief Compliance Officer shall make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides us with the representations described above, we will not provide portfolio information to independent third party reporting agencies until such information is publicly available. As of the date of this document, we provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so.

As of the date of this document, the Trust has ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

  US Bank, pursuant to the Trust’s Custodian Agreement, where all Trust portfolio transactions settle. Each fund’s portfolio information is reconciled with its custody accounts daily.
  Grant Thornton LLP, the Trust’s independent registered public accountant, whereby the Trust’s portfolio holdings information is provided in connection with the preparation of the Trust’s audited financial statements. Disclosure would not normally be made except at the end of each fiscal year.
  Pixel Typesetting, a company we may use to format some of the portfolio holdings disclosures described above. Disclosures may be made as often as monthly in order to prepare marketing materials for public disclosure.
  Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance, support and business continuity services for the Trust and its affiliates. The Trust does not make specific disclosures of any particular information to this vendor.
  Linedata Services, formerly known as Global Investment Systems, the licensor of the Trust’s portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software. The Trust does not make specific disclosures of any particular information to this vendor.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information as described above. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, our firm and its employees and affiliates do not receive any compensation or other consideration in connection with such arrangements.

Of course, the Trust will disclose portfolio holdings information in response to authorized securities regulators. Also, any employees of our firm and its affiliates who may have access to portfolio information are subject to our Code of Ethics and rules to prevent insider trading.

Proxy Voting Policy Disclosures.

Normally, the Trust only invests in non-voting securities. In the event the Trust holds a security requiring securityholder vote, the following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities. Because we manage portfolios for clients in addition to the Trust, the policies and procedures are not specific to the Trust except as indicated.

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Madison Mosaic Income Trust	May 1, 2009

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be.

Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

  Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)
  If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?
  Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)
  Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of

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Madison Mosaic Income Trust	May 1, 2009

action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations, then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a “conflicted list” for proxy voting purposes. As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

Additional Recordkeeping Rules Related to Proxy Voting

We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). As noted above, we need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database. We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.

We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Unless an investment company invests exclusively in nonvoting securities, it shall file Form N-PX annually with the U.S. Securities and Exchange Commission no later than August 31 for the period covering the previous July 1 through June 30.

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Madison Mosaic Income Trust	May 1, 2009

MANAGEMENT OF THE FUNDS

Management Information.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises, Inc.	All 13 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call and Equity Strategy Fund and Madison Strategic Sector Premium Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Mosaic Funds	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund and Madison Strategic Sector Premium Fund; Park Bank, FSB
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996

Retired investor; formerly Pension Specialist for CUNA Mutual Group
(insurance) and President of Credit
Union Benefits Services, Inc. (a provider
of retirement plans and related services for credit union employees nationwide).

				All 13Mosaic Funds	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund and Madison Strategic Sector Premium Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.

Interested Trustees

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Mosaic Funds	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund and Madison Strategic Sector Premium Fund; Capitol Bank, FSB; American Riviera Bank
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 13 Mosaic Funds, Trustee of all Mosaic Funds except Mosaic Equity Trust	None

Officers

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 13 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None

All interested Trustees and Officers of the Trust are employees and/or owners of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an “interested person” of the Trust as the term is defined in the Investment Company Act of 1940.

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Madison Mosaic Income Trust	May 1, 2009

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund’s affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust’s independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust’s outstanding shares.

The Trustees established three standing Committees to help manage the Trust. The first is the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Trust. Normally, the Audit Committee will meet at least once a year to review the Trust’s annual audit, but the Committee may meet more often as necessary. The Committee generally meets prior to the regularly scheduled meeting of the full Board of Trustees. The Committee met four times during the Trust’s last fiscal year.

The second standing committee is the Nominating and Governance Committee. The functions of this committee had formerly been handled by the Audit Committee. The members of the Audit Committee and the Nominating and Governance Committee are the same people. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation. Finally, the Committee is responsible for periodically reviewing the effectiveness of the Board. The Committee met four times during the Trust’s last fiscal year.

The third standing committee is the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust’s daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees. Currently, the Pricing Committee members are Ms. Frank and Messrs. Berberet, Hoppe and Sekelsky (see the above chart under “Management Information”) and Messrs. David Halford and Paul Lefurgey, both Vice Presidents of Madison Investment Advisors, Inc. The Committee reported to the Board four times during the Trust’s last fiscal year.

Discussion of Contract Renewal.

A discussion of the most recent renewal of the Trust’s investment advisory agreement is contained in the most recent Annual Report for the Trust’s Funds.

The Trustees’ ownership interests in the Madison Mosaic fund complex are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Madison Mosaic Fund Family
Philip Blake	None	Over $100,000
Frank Burgess	$50,001 - $100,000	Over $100,000
James Imhoff	None	Over $100,000
Katherine Frank	None	Over $100,000
Lorence Wheeler	None	Over $100,000

Ownership interests are as of December 31, 2008.

Compensation.

The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be at 25% of the regular rate until the net assets of the Trust reach $25 million and 50% of the regular rate until the net assets of the Trust reach $50 million. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings. Trustee compensation is included in each fund’s total fees and expenses.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Philip Blake	$1,000	$24,000
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	$1,000	$24,000
Lorence D. Wheeler	$1,000	$24,000

*The Madison Mosaic complex is comprised of 5 trusts with a total of 13 funds and/or series.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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Madison Mosaic Income Trust	May 1, 2009

Code of Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-l of The Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by any Mosaic fund or any of our non-mutual fund clients. Our codes generally permit our personnel to trade in or hold the types of securities purchased or held by the Trust. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2009, the shareholders of record that held five percent or more of the Trust were: for the Institutional Bond Fund - Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA (44%), Madison Investment Advisors, Inc. of the same address as the Trust (7%), National Financial Services LLC for the benefit of customers, One World Financial Center, New York, NY (5%), L&R Applebaum Rev Trust, 11 Quail Ridge Dr, Madison, WI (5%) and US Bank Cust for S Murray IRA, 450 Science Drive, Madison, WI (5%); for the Core Bond Fund - National Financial Services LLC for the benefit of customers, One World Financial Center, New York, NY (33%) and Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA (19%); and for the Government Fund - Charles Schwab & Co for the benefit of customers, 101 Montgomery Street, San Francisco, CA (14%), M Opie, 10 W 15th St, New York, NY (10%) and National Financial Services LLC for the benefit of customers, One World Financial Center, New York, NY (8%).

Because of its percentage ownership interest, Charles Schwab is considered to control the Institutional Bond Fund and National Financial Services is considered to control the Core Bond Fund. As of March 31, 2009, the Trustees and officers of the Trust directly or indirectly owned as a group less than 5% of the outstanding shares of the Institutional Bond Fund, less than 3% of the Core Bond Fund and none of the Government Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

We are Madison Mosaic, LLC, 550 Science Drive, Madison, WI 53711, the investment advisor to the Trust.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), 550 Science Drive, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973 and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona and controls Concord Asset Management in Chicago, Illinois. We share our investment management personnel with Madison.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see “Management Information” above).

Madison formed us in 1996 for the purpose of providing investment management services to the Mosaic family of mutual funds, including the Trust. We purchased the investment management assets of the former advisor to the Trust on July 31, 1996. We also serve as the investment advisor to Madison Mosaic Equity, Tax-Free and Government Money Market Trusts.

For the fiscal year ended December 31, 2008, aggregate advisory fees paid were as follows: Government Fund – $16,588, Core Bond Fund – $20,768 and Institutional Bond Fund – $10,006.

For the fiscal year ended December 31, 2007, aggregate advisory fees paid were as follows: Government Fund – $18,750, Core Bond Fund – $28,262 and Institutional Bond Fund – $19,340.

For the fiscal year ended December 31, 2006, aggregate advisory fees paid were as follows: Government Fund – $19,828, Core Bond Fund – $32,363 and Institutional Bond Fund – $21,006.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, acts as the Trust’s broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the “Distribution Agreement” section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Trust. We are authorized to execute each Fund’s portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust’s operations, and otherwise to administer the affairs of each Fund as we deem advisable.

We provide or arrange for all the Trust’s required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including

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a majority of those Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940. The agreement was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days’ written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Investment Advisory Fees and Expense Limitations. For our services under the Investment Advisory Agreement, we receive a fee calculated as 0.40% per year for the Government and Core Bond Funds and 0.30% per year for the Institutional Bond Fund of average daily net assets during the month. Such percentage does not decrease as net assets increase. We can waive or reduce this fee during any period. We can also reduce our fee on a permanent basis, without any requirement for consent by the affected Fund or its shareholders, under such terms as we may determine, by written notice to the Trust.

We agreed to be responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with us. We are also responsible for the Trust’s various promotional expenses (including distributing Prospectuses to potential shareholders).

Payments to Third Parties. We can make payments out of our investment advisory fee to other persons, including broker-dealers that make one or more of the Trust’s funds available to investors pursuant to any “no transaction fee” network or service they provide. Under regulations of the Securities and Exchange Commission, such arrangements are permissible in connection with distributing investment company shares, if the payments of the shared fee amounts are made out of our own resources.

Services Contract.

Except as described below, the Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by its Funds. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for and paying the Trust’s independent registered public accountants.
  Arranging for and paying the Trust’s legal counsel.
  Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
  Printing and distributing Prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.
  Independent Trustee expenses.

We provide all these services to each Fund for a fee calculated as a percentage of average daily net assets. This fee is reviewed and approved at least annually by the Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable. The current fees are stated in the Trust’s Prospectuses. We arrange for payment of certain fees and expenses (i.e. Trustee compensation and independent accountant fees) to be paid directly by the Trust, rather than passing such costs through the fee we are paid.

Under this Services Agreement, we appointed US Bancorp Fund Services (see “Other Service Providers,” below), as the transfer agent and dividend-paying agent. It will also perform all shareholder servicing agent functions.

Our payment under the Services Agreement is in addition to and independent of payments made pursuant to the Investment Advisory Agreement. We also provide such services to Madison Mosaic Equity, Tax-Free, and Government Money Market Trusts.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement had an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees, including a majority of those who are not “interested persons,” as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust’s shares without a sales charge to the investor. The Distributor may act as the Trust’s agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund’s shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust’s shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust’s Custodian, for the Trust to be audited annually by independent registered public accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Trust does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and service fees we receive to manage the Trust.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement with the Trust, we appointed US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the “Transfer Agent”), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust’s shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Registered Public Accounting Firm.

Grant Thornton LLP, 175 West Jackson Blvd., Chicago, IL 60604, serves as independent registered public accounting firm to the Trust.

PORTFOLIO MANAGERS

Other Accounts Managed.

The Trust’s portfolio managers identified in the prospectus are Christopher Berberet, Paul Lefurgey and Christopher Nisbet. As of the end of the Trust’s most recent fiscal year, the portfolio managers were also members of the team responsible for the following accounts:

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager’s management of the Trust’s investments and the investments of the other accounts
Christopher Berberet	Registered investment companies	8*	$104 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified

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Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager’s management of the Trust’s investments and the investments of the other accounts
Paul Lefurgey	Registered investment companies	5*	$44 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified
Christopher Nisbet	Registered investment companies	5*	$44 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified

*The advisory fee was not based on the performance of any of these accounts.

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Compensation.

All compensation is measured and paid on an annual, calendar year basis except for incentive compensation which is measured 70% on current year performance and 30% on three year annualized performance. The incentive compensation described below that is earned in any one year is paid out over the course of three years so that if a portfolio manager leaves our employment, he or she forfeits a percentage of his or her incentive compensation. Incentive compensation is derived from a performance “pool” calculated at the onset of any year as a percentage of revenue generated from fixed-income accounts managed by our firm, including those in the Trust. Each individual member of the fixed-income team is eligible for a percentage of the pool based on his or her contribution to the firm’s investment strategy and process. The percentage is determined by the team’s lead fixed-income manager. The actual incentive amount upon which the percentage is multiplied is based upon the relative performance of each fixed-income portfolio composite, on an asset weighted basis, to the applicable benchmark, as described in the table below.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the “Other Accounts” mentioned in the chart above)
Christopher Berberet, Paul Lefurgey and Christopher Nisbet

We believe investment professionals should receive compensation for the performance of our client’s accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary and, in addition, an incentive bonus is paid based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm’s fixed-income management team that is based on the performance of the firm’s various fixed-income composites measured against the applicable ~~Lehman~~Barclays Capital index benchmark. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics. Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.

None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Ownership of Securities.

As of December 31, 2008, the portfolio managers did not beneficially own any amounts in the Trust’s portfolios.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its three most recent fiscal years, the Trust did not pay any brokerage commissions.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with us and any statistical, research or other services the dealer provides us. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Trust brokerage transactions (to the extent permitted by law or regulation). To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith. The Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs.

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What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist us in our “investment decision-making process” and not in the management of our firm. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools we use in rendering investment advice to the Trust and our other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps us decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects our decision-making process regarding that bond.

We may receive from brokers products or services which are used by us both for research and for administrative, marketing or other non-research purposes. In such instances, we make a good faith effort to determine the relative proportion of our use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. We pay the remaining portion of the cost of obtaining the product or service in cash from our own resources.

Although we believe that all clients of our firm and its affiliates, including the Trust, benefit from the research received by us from brokers, we may not necessarily use such research products or services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such products or services in any given period.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

We expect that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions. We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust’s interests. If we trade through an affiliated broker, we will observe four requirements. (1) The transaction must be in the ordinary course of the broker’s business. (2) The transaction cannot involve a purchase from another broker or dealer. (3) Compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased. (4) The terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust’s trading activity. In fact, no such transactions took place during the Trust’s six most recent fiscal years.

Portfolio Turnover. We do not expect to engage in short-term trading for the any Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for these Funds will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales.

CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust’s obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Three series of the Trust’s shares are currently authorized: Government Fund shares, Core Bond Fund shares and Institutional Bond Fund shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of

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separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust’s selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund’s fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust’s shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Trust or any of its Funds, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust’s independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor’s fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Trust’s Custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder

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incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Madison Mosaic’s “Guide to Doing Business” describes the basic procedures for investing in the Government Fund and Core Bond Fund and the Institutional Bond Fund Guide to Doing Business describes the procedures for investing in that fund. The following information concerning other investment procedures is presented to supplement the information contained in the Guide. (All references to “Mosaic” in the “Guide to Doing Business” refer to “Madison Mosaic.”)

Offering Price.

We calculate the net asset value (NAV) of each Fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a “sales load,” its shares are both offered and redeemed at NAV.

We determine the value of each Fund’s securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost which approximates market value.

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many high yield issues is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in all Funds are priced by rounding to the nearest penny. NAV of shares in each Fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of these shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive an updated “Guide to Doing Business” or, in the case of the Institutional Bond Fund, a new prospectus.

Anti-Money Laundering Program.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trust’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust’s minimum amount for subsequent investments by 30 days written notice. The notice may be provided in Madison Mosaic’s quarterly shareholder newsletter. We may waive the minimum initial account size for our employees. We may also waive the minimum for accounts established through certain institutional relationships.

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Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. Madison Mosaic’s standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust’s minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between Mosaic and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason.

We may at any time suspend all new investment in any Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in a Fund’s net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be accepted.

Purchase Orders from Brokers.

We authorized one or more brokers to accept purchase and redemption orders of Trust shares. These brokers are authorized to delegate other intermediaries to accept purchase or redemption orders of Trust shares. An order to purchase shares that we receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Trust through a broker may be charged a commission for handling the transaction. A shareholder may deal directly with us anytime to avoid the fee.

Redemptions and Checkwriting.

Redemptions will take place at the NAV for the day we receive the redemption order in proper form. A redemption request may not be in proper form unless we have a signed account application from you or your application is submitted with the withdrawal request.

If you draw a check against your Government or Core Bond Fund account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment. Generally, it takes up to 10 days before checks deposited in your account are collected. Therefore, if you plan to write a check against your account shortly after making an investment, we recommend you call us to make sure that your funds will be available.

Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in any Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

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Madison Mosaic Income Trust	May 1, 2009

Final Payments on Closed Accounts.

The redemption payment you receive when you close your Government Fund or Core Bond Fund account will normally have all accrued dividends included. However, when an account is closed, we may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account in those two funds. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange.

Funds exchanged between shareholder accounts will earn their final day’s dividend, if applicable, on day of exchange.

We reserve the right, when we deem such action necessary to protect the interests of Fund shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. We reserve the right to refuse any third party redemption requests.

Address Changes and Lost Shareholder Accounts.

It is your obligation to inform us of address changes.

We will exercise reasonable care to ascertain your correct address if you become “lost” in our records. We will conduct two database searches for you and use at least one information database service. The search will be conducted at no cost to you. We will not, however, perform such searches if your account is less than $25, if you are not a natural person or we receive documentation that you are deceased. If we cannot locate you after such procedures, your account may be escheated to the State of your last residence in our records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividend Payments.

Dividends are payable to you at the time they are determined. For the Government and Core Bond Funds, they are not actually paid in the form of additional shares of the Fund credited to your account until the end of each calendar month (or normally when the account is closed, if sooner), unless you make a written election to receive dividends in cash.

Income earned on securities in the Government and Core Bond Funds are declared as dividends and distributed monthly. In the Institutional Bond Fund, the dividend declaration and distribution is made at least annually, and normally quarterly. The share price of each Fund will normally fall by an amount equal to the income or other dividend paid to you (including any annual gains declared).

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund. Premium on securities purchased is amortized daily as a charge against income.

You will receive notice of payment of any dividends in your quarterly statement. For tax purposes, you will also receive an annual summary of dividends paid by your Fund and the extent to which they constitute capital gains dividends. If you purchase shares as of a particular net asset value determination (the close of the New York Stock Exchange) on a given day, you will not be considered a shareholder of record for the dividend declaration made that day. If you withdraw as of such determination you will be considered a shareholder of record with respect to the shares withdrawn. A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Internal Revenue Code (the “Code”), each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any Fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders.

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Internal Revenue Code (the “Code”), each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

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Madison Mosaic Income Trust	May 1, 2009

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should any Fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Wash Sales.

If you receive exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

No portion of the dividends paid by the Trust to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

28% Withholding.

You may be subject to a 28% withholding requirement on transactions with the Trust in certain circumstances. (1) If you fail to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make a Fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Trust’s Funds with similar funds (and to market indices, investments such as savings accounts, savings certificates, taxable and tax-free bonds, taxable money market funds and money market instruments), we calculate yields and total returns for each Fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the Funds. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required to equal the return on an assumed initial investment in the Fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the Fund’s share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a Fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

How is Standardized Yield Calculated? The yields of each of the Trust’s Funds are calculated according to standardized formulas prescribed by the SEC. They are calculated as follows: Add one to the respective Fund’s total daily theoretical net income per share during a given 30-day period and divide the sum by the Fund’s maximum offering price per share on the last day of the period. Next raise the result to the sixth power, subtract one and multiply the result by two.

The standardized yield may be calculated daily any business day.

For purposes of calculating yield, the daily theoretical gross income of each income bearing obligation in a Fund is determined as 1/360 of the obligation’s yield to maturity (or put or call date in certain cases). This is based upon its current value (defined as the obligation’s closing market value that day, plus any accrued interest), multiplied by such current value. A Fund’s daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the Fund. A Fund’s total daily theoretical net income per share during a given 30-day period is the Fund’s daily theoretical gross income less daily expenses accrued (reduced by any waived expenses), totaled for each day in the period and divided by the average number of shares outstanding during the period.

Total return quotations as of the end of the Trust’s most recent fiscal year are presented in each applicable Prospectus.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of any Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of any Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor’s Corporation, may

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Madison Mosaic Income Trust	May 1, 2009

also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron’s, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger’s Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue’s Money Fund Report. Financial news is broadcast by various radio and television media.

When we use Lipper Analytical Services, Inc. to make performance comparisons in advertisements or in reports to shareholders or others, we compare the performance of the Government Fund to mutual funds categorized as “General U.S. Government Funds” and the performance of the Core Bond and Institutional Bond Funds to mutual funds categorized as “Intermediate Investment Grade Bond Funds.” If any of these categories should be changed by Lipper Analytical Services, Inc., we will make comparisons based on the revised categories. We may disclose the contents of each Fund as frequently as daily in advertisements and elsewhere.

Average Maturities. We calculate average maturity information for the Funds. The “average maturity” of a Fund on any day is determined by first multiplying the number of days then remaining to the effective maturity of each investment in the Fund by the value of that investment. Next, the results of these calculations are summed. Finally, the total is divided by the aggregate value of the Fund that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of Fund investments.

By comparison, the “mean average maturity” of a Fund over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the Fund during the respective period.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Audited financial statements for each of the funds of the Trust together with the Report of Grant Thornton LLP, Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2008 appear in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2008. That report is incorporated herein by reference. The report was filed with the Securities and Exchange Commission.

Statements contained in this Statement of Additional Information and in the Prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust’s important documents and contracts to interested persons upon request, or you can obtain them from the SEC’s Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

APPENDIX – QUALITY RATINGS

Any investment we make will have a “quality rating” determined principally by ratings assigned by nationally recognized statistical rating organizations (NRSRO). Otherwise, we will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by two major NRSROs that rate securities: Moody’s Investors Service, Inc. (Moody’s) and Standard and Poor’s Corporation (S&P). In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating we deem appropriate. In cases where no organization rates an issue, we will grade it using the following standards that we believe are comparable to those followed by the NRSROs.

Bonds. Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

The Institutional Bond Fund does not invest in issues rated
below A.

Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Government Fund does not invest in issues rated below Baa or BBB or equivalent unrated issues.

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Madison Mosaic Income Trust	May 1, 2009

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Obligations rated Baa or above by Moody’s or rated BBB or above by S&P are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.

Bond ratings may be further enhanced by the notation “+” or “-.” For purposes of the Trust and its investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes. Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

Statement of Additional Information
Dated May 1, 2009
For use with the prospectus of the Madison Corporate Income Shares (COINS) Fund dated May 1, 2009

Madison Corporate Income Shares (COINS)

550 Science Drive
Madison, WI 53711
(800) 368-3195

This Statement of Additional Information is not a Prospectus. You should read this Statement of Additional Information with the Prospectus of the Madison Corporate Income Shares (COINS) Fund series of Madison Mosaic Income Trust (the “Fund”) bearing the date indicated above (the “Prospectus”). You can obtain a copy of the Prospectus from Madison Mosaic Funds at the address and telephone numbers shown above.

Audited Financial Statements for the Funds comprising the Trust for the fiscal year ended December 31, 2008 appear in the respective fund’s Annual Report (“Report”) to shareholders for that period. The Report is incorporated herein by reference. You can get a copy of the Report at no charge by writing or calling Madison Mosaic Funds at the address and telephone numbers shown above.

TRUST HISTORY	2
DESCRIPTION OF THE TRUST (“Investment Objectives” and “Implementation of Investment Policies”)	2
Classification	2
Investment Strategies and Risks	2
Fund Policies	5
Fundamental Policies	6
Disclosure of Portfolio Holdings	7
MANAGEMENT OF THE FUNDS (“Management”)
Management Information	10
Board of Trustees	11
Compensation	12
Code of Ethics	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	12
INVESTMENT ADVISORY AND OTHER SERVICES (“Fees and Expenses of the Funds” and “Management”)	12
PORTFOLIO MANAGERS	15
BROKERAGE ALLOCATION AND OTHER PRACTICES	17
CAPITAL STOCK AND OTHER SECURITIES	18
PURCHASE, REDEMPTION AND PRICING OF SHARES (“Guide to Doing Business,” “Pricing of Fund Shares” and “Dividends and Distributions”)	19
TAXATION OF THE TRUST (“Taxes”)	21
CALCULATION OF PERFORMANCE DATA (“Risk/Return Summary”)	21
FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION (“Financial Highlights”)	22
APPENDIX - QUALITY RATINGS (“Implementation of Investment Policies”)	23

Note:The items appearing in parentheses above are cross references to sections in the Prospectus that correspond to the sections of this Statement of Additional Information.

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Madison Corporate Income Shares (COINS)	May 1, 2009

TRUST HISTORY

Madison Mosaic Income Trust (“the Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. This Statement of Additional Information relates to the newest series of the Trust, the Madison Corporate Income Shares (COINS) Fund, effective June 1, 2007. For a discussion of the Trust’s other series, please call Madison Mosaic at 800-368-3195 and request a copy of the Statement of Additional Information that addresses the remaining Trust portfolios.

Throughout this Statement of Additional Information, we sometimes refer to the Trust or to the Fund when describing matters that affect solely the COINS Fund.

The Trust was originally known as GIT Income Trust. The Trust changed its name in May 1997 to Mosaic Income Trust. The name change followed the 1996 change in the Trust’s advisor from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC. The Trust added the name “Madison” to its name on November 1, 2006.

DESCRIPTION OF THE TRUST

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.

The Trust issues four series of shares: Government Fund shares, Core Bond Fund shares, Institutional Bond Fund shares and COINS shares, all of which are diversified portfolios. As stated above, information about each series other than the COINS Fund is presented in a separate Statement of Additional Information.

Investment Strategies and Risks

The Fund represents a diversified portfolio of corporate bonds. The investment objectives of the Fund are described in its Prospectus. You should also read the Prospectus for information about the Funds’ principal investment strategies and risks.

If we are ever required to notify you that we will be making a change to an investment policy reflected in the name of any Fund, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy” and this statement will also be on the envelope we use to mail the notice to you (unless, of course, the notice is the only material we are sending you).

In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

1. When-Issued Securities.

We may purchase and sell securities for the Fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.

For example, when we purchase newly issued bonds on a when-issued basis, payment and delivery may not take place for 15 to 45 days after we commit to the purchase.

Fluctuations in the value of securities we agreed to buy or sell on a when-issued basis may increase changes in the Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, we must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, we might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.

While we will only commit to security purchases we intend to complete on behalf of the Trust, we may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Trust could realize a gain or loss despite the fact that the original transaction was never completed.

When fixed yield contracts are made to purchase when-issued securities, we will take certain actions to protect the Trust. We will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

2. Securities with Variable Interest Rates.

Some of the securities we purchase may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the “prime” interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.

Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand. Others may have a fixed stated maturity with no demand feature. Variable rate securities may offer higher yields than are available from shorter-term securities. When interest rates generally are falling, the yields of variable

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Madison Corporate Income Shares (COINS)	May 1, 2009

rate securities will tend to fall. Likewise, when rates are generally rising, variable rate yields will tend to rise.

What are other risks of some variable rate securities? Variable rate securities may not always be rated and may not have a readily available secondary market. Our ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. We will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

3. Repurchase and Reverse Repurchase Agreement Transactions.

Repurchase Agreements.A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.

Repurchase agreements are a highly flexible medium of investment. This is because they may be for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If we invest in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, we would be left holding securities we did not expect to retain in the Trust. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest.

In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter restrictions on the exercise of its rights under the repurchase agreement.

Reverse Repurchase Agreements.If a Fund requires cash to meet redemption requests and we determine that it would not be advantageous to sell portfolio securities to meet those requests, then we may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the Trust, the proceeds would be used to meet cash requirements for redemption requests.

During the period of any reverse repurchase agreement, the Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If we engage in reverse repurchase agreement transactions for the Fund, we will take steps to protect the Fund. We will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

4. Loans of Fund Securities.

In certain circumstances, we may be able to earn additional income for the Trust by loaning portfolio securities to a broker-dealer or financial institution. We may make such loans only if cash or US Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay us all dividend and interest income earned on the loaned securities. At the same time, we will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Trust’s overall potential return.

If we make a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Trust with the collateral maintained against the loan. If the collateral were of insufficient value, the Trust could suffer a loss.

5. Financial Futures Contracts.

We may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Trust. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, we will obligate the Trust to make delivery of the security against payment of the agreed price.

We will use financial futures contracts only when we intend to take or make the required delivery of securities. However, if it is economically more advantageous to do so, we may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a “long” position, while a financial futures contract for a sale of securities is called a “short” position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.

Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

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Madison Corporate Income Shares (COINS)	May 1, 2009

If we use financial futures contracts, we do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, we may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with any futures transactions. Also, the Trust will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, we take steps to protect the Trust. We will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid High Grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While we may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

6. Foreign Securities.

We may invest a portion of the Fund’s assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.

Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the Trust to hold temporary foreign currency bank deposits while transactions are completed. The Trust might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.

Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

7. Short-Term Investments.

The “short-term investments” we may buy for the Trust are limited to the following U.S. dollar denominated investments:

(1) U.S. Government securities;

(2) obligations of banks having total assets of $750 million or more;

(3) commercial paper having a quality rating appropriate to the respective Fund of the Trust; and

(4) repurchase agreements secured by any of the foregoing securities or long-term debt securities of the type in which the respective Fund could invest directly.

Bank obligations eligible as short-term investments are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder. Some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured if we purchase a CD greater than $100,000. BAs are time drafts drawn against a business, often an importer, and “accepted” by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective Fund’s total assets.

“Commercial paper” describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see “Quality Ratings” at the end of this Statement of Additional Information).

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8. Credit Default Swaps.

The Fund may purchase credit default swaps. A credit default swap is an over-the-counter contract between two parties regarding protection against loss of a bond’s value if an event harming the credit of the bond’s issuer occurs. In a credit default swap, the entity selling “protection” to the Fund, for an upfront fee or a continuing premium paid by the Fund, agrees to compensate the Fund upn the happening of a specified event. The events that the Fund can protect against by buying a credit default swap include, but are not limited to, default and downgrading of the issuer by a credit agency. Credit default swaps are designed to protect against a bond’s credit risks. Other risk factors, such as interest rate movements, are not covered by credit default swaps.

In the event of default, the “protection seller” of a credit default swap would be required to pay the Fund for the face value of a covered bond or the diminished value of a bond resulting from the credit harming event. The Fund may use credit default swaps to hedge the credit risk of individual bond issuers if credit harming events occur or are expected to occur. The Fund would keep the protection in place until the covered security can be sold by the Fund for a reasonable price or the Fund collects from the “protection seller.”

To the extent the Fund purchases protection by utilizing a credit default swap, it will reduce the income available for distribution to Fund shareholders. Also, even though the Fund may have purchased protection, the Fund’s ability to collect from the “protection seller” depends on the credit worthiness of the “protection seller.” Therefore, there is a risk that even if the Fund purchases protection, it may not be able to collect on its credit default contract.

Fund Policies

1. Derivatives.

We may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements (as described in the Investment Strategies and Risks section above). However, since assuming management of the Trust, we have not purchased financial futures contracts for the Trust or engaged in any reverse repurchase agreement transaction for the Trust.

It is our policy never to invest in any other type of so-called “derivative” securities (including, but not limited to, options on futures contracts, swaptions, caps, floors and other synthetic securities). The Trustees must provide advance approval for any deviation from this policy.

2. Bond Quality Classifications.

We only purchase “investment grade” securities for the Fund. Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security. (For example, a top rated long-term security will be rated AAA by Standard & Poor’s Corporation while a top rated short-term security will be rated A-1 by Standard & Poor’s.)

Investment grade securities can be further classified as either “High Grade” or “Medium Grade.” As used in this Statement of Additional Information, “High Grade” securities include US Government securities and those corporate securities which are rated AAA and AA by Standard & Poor’s Corporation; Aaa and Aa by Moody’s Investors Service, Inc. “Medium Grade” securities are those rated A and BBB by Standard & Poor’s; A and Baa by Moody’s.

For unrated securities and securities for which an existing rating has become obsolete in our judgment, we may make our own determinations of those investments we classify as “High Grade” or “Medium Grade,” as a part of the exercise of our investment discretion. However, we make such determinations by reference to the rating criteria followed by recognized rating agencies (see the Quality Ratings Appendix at the end of this Statement of Additional Information). Our quality classification procedure is subject to review by the Trustees.

Within the established quality parameters, we are free to select investments for the Fund in any quality rating mix we deem appropriate. We will base the mix on our evaluation of the desirability of each investment in light of its relative yield and credit characteristics.

3. Securities Loans.

If we loan any Trust securities, it is our policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Trust may pay fees for the placement, administration and custody of securities loans, as appropriate.

4. Assets as Collateral.

We will not pledge, mortgage or hypothecate in excess of 10% of the Fund’s net assets at market value.

5. Repurchase and Reverse Repurchase Agreements.

We require delivery of repurchase agreement collateral to the Trust’s Custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, we require that such collateral be registered in the Custodian’s name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, we could encounter restrictions on the exercise of the Trust’s rights under the repurchase agreement. It is our policy to limit the financial institutions with which we engage in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

Our current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed five percent of the Fund’s total assets.

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6. Puts and Calls.

Our current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and not to lend portfolio securities. If we change such policies, we will notify you of this policy change at least 30 days prior to its implementation and describe the new investment techniques to be employed.

7. Policy Review.

If, in the judgment of a majority of the Trustees of the Trust, it becomes inadvisable to continue any Trust or individual fund policy, then the Trustees may change any such policies without shareholder approval. Before any such changes are made, you must receive 30 days’ written notice.

Except for the fundamental investment limitations placed upon the Trust’s activities, the Trustees can review and change the other investment policies and techniques employed by the Trust. In the event of some policy changes, a change in the Trust’s or a fund’s name might be required. There can be no assurance that the Trust’s present objectives will be achieved.

Fundamental Policies

The Trust has a number of limitations on its investment activities designated as “Fundamental Policies.” These limitations are described below. By designating these policies as fundamental, we cannot change them without a majority vote of the Trust’s shareholders.

1. Non-Income Producing Securities.

We will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent us from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery.

2. Illiquid Investments.

We will not invest in securities for which there is no readily available market if at the time of acquisition more than 10% of the Fund’s net assets would be invested in such securities.

3. Restricted Investments.

We will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). We will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.

4. Seasoned Issuers.

We will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of the Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

5. Industry Concentration.

Other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, we will limit investments so that not more than 25% of the total assets of the Fund is invested in any one industry.

6. Financial Futures Contracts.

We will not purchase or sell futures contracts for the Fund if immediately afterward the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

7. Borrowing and Lending.

We will not obtain bank loans for the Fund except for extraordinary or emergency purposes in conformance with the Investment Company Act of 1940, as amended, and the regulations thereunder. We will not borrow for the purpose of making investments except as described in the next paragraph.

We may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. We will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding one-third of total assets for any purpose.

We will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.

We will not loan more than two thirds of the Fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, we will require the Fund to be provided collateral satisfactory to the Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

8. Underwriting

The Trust may not act as an underwriter nor engage in underwriting activities.

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9. Other Prohibited Activities.

  We will not make short sales or maintain a short position except in limited circumstances. Specifically, the Fund must own at least an equal amount of securities (or securities convertible or exchangeable into such securities). Furthermore, not more than 25% of the Fund's net assets may be held as collateral for such sales).
  We will not purchase securities on margin (except for customary credit used in transaction clearance) for the Fund.
  We will not invest in oil, gas or other mineral exploration or development programs.
  We will not invest in commodities. This prohibition does not prevent us from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Trust's investment policies.
  We will not invest in real estate for the Fund. This does not prevent us from buying securities for the Fund that are secured by real estate.
  We will not acquire shares of other investment companies for the Fund. This restriction does not apply to any investment in any money market mutual fund or unit investment trust under limited circumstances. (1) Such investment by any one issuer cannot exceed 5% of net assets. (2) Such investments in the aggregate cannot exceed 10% of net assets. Also, this restriction will not apply in connection with an investment company merger, consolidation, acquisition or reorganization.
  We will not knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
  We will not purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company.
  We will not purchase or retain the securities of any issuer if, to our knowledge, the holdings of those of the Trust's officers, Trustees and officers of the Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.
  We will only purchase put options or write call options (and purchase offsetting call options in closing purchase transactions) if the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Disclosure of Portfolio Holdings

Application of Policies and Procedures.

We may disclose portfolio holdings under a variety of circumstances. Except as disclosed below under “Ongoing Arrangements,” we apply our policies and procedures regarding disclosure of the Trust’s portfolio holdings uniformly to all categories of persons. The conditions or restrictions placed on such disclosures are described in that section.

Frequency of Disclosures.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures shall be made until five business days have passed since the end of the period for which disclosure is made (i.e. a week after any month or quarter end). Our policy is that if the officers of the Trust determine that shareholder interest will not be compromised by public disclosure sooner than five business days, the Chief Compliance Officer may approve earlier public disclosure.

Policies Regarding Compensation with respect to Disclosure of Information

The Trust does not receive compensation, directly or indirectly, in connection with the disclosure of its portfolio holdings to any person.

Authorization of Disclosures, Conflicts of Interest and Oversight

Our policies regarding portfolio holdings disclosure are part of our overall compliance procedures subject to review by our Chief Compliance Officer and approval by the Trust’s Board of Trustees. At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary. In this manner, the Trust seeks to address conflicts between the interests of Trust shareholders, on the one hand, and those of the Trust’s investment advisor or its affiliates.

After our Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with our compliance procedures described in this section, the officers of the Trust may authorize disclosure of the Fund’s portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the Fund’s Internet site as stated above and below, all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Trust’s distributor and applicable interpretations of the rules of the FINRA (the Financial Industry Regulatory Authority).

Accessibility of Disclosures.

We post “fund summaries” for the Fund to our Internet site quarterly. Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each Fund’s complete portfolio schedule filed with the SEC quarterly on Form N-Q within 60 days of quarter end. However, it will generally be posted to the Internet site sooner than the filing of Form N-Q (subject to the five business day rule described above). Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the fund.

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On a monthly basis, all fund portfolio information is posted, including a brief security description and the number of shares/par value.

Other Information.

Finally, we may provide information in marketing materials that include a discussion of changes to the portfolio during the quarter. This includes summary disclosure of one or more reasons for buying or selling a security or a detailed “analysis” or example of our “process” regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the Mosaic Funds Internet site no later than such information is made to any other third party. In this manner, we seek to avoid the appearance that we are making any “selective” disclosures about any fund to any party in any manner that would provide any financial advantage to the person receiving such information.

On-going Arrangements.

There may be situations where selective disclosure is in the interests of fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by our Chief Compliance Officer and (2) any applicable disclosures about such ongoing program are made in this Statement of Additional Information and (3) we have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. (4) The Chief Compliance Officer shall make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides us with the representations described above, we will not provide portfolio information to independent third party reporting agencies until such information is publicly available. Disclosure of the Fund’s portfolio holdings information that is not publicly available is expected to be made to the “wrap” program sponsor whose clients are permitted to invest in the Fund.

In addition to “wrap” program sponsors, as of the date of this document, the Trust has ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

  US Bank, pursuant to the Trust's Custodian Agreement, where all Trust portfolio transactions settle. The Fund's portfolio information is reconciled with its custody accounts daily.
  Grant Thornton LLP, the Trust's independent registered public accountant, whereby the Trust's portfolio holdings information is provided in connection with the preparation of the Trust's audited financial statements. Disclosure would not normally be made except at the end of each fiscal year.
  Pixel Typesetting, a company we may use to format some of the portfolio holdings disclosures described above. Disclosures may be made as often as monthly in order to prepare marketing materials for public disclosure.
  Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance, support and business continuity services for the Trust and its affiliates. The Trust does not make specific disclosures of any particular information to this vendor.
  Linedata Services, formerly known as Global Investment Systems, the licensor of the Trust's portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software. The Trust does not make specific disclosures of any particular information to this vendor.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information as described above. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, our firm and its employees and affiliates do not receive any compensation or other consideration in connection with such arrangements.

Of course, the Trust will disclose portfolio holdings information in response to authorized securities regulators. Also, any employees of our firm and its affiliates who may have access to portfolio information are subject to our Code of Ethics and rules to prevent insider trading.

Proxy Voting Policy Disclosures.

Normally, the Trust only invests in non-voting securities. In the event the Trust holds a security requiring securityholder vote, the following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities. Because we manage portfolios for clients in addition to the Trust, the policies and procedures are not specific to the Trust except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client’s best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce

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Madison Corporate Income Shares (COINS)	May 1, 2009

or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be.

Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file (e.g. equitycorresp@madisonadv.com).

Why would voting as the Board recommends NOT be in the client’s best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients’ best interests to vote against management’s recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management’s recommendation if we believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if we believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management’s recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client’s investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must “second guess” the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients’ investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same

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manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in our clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a “conflicted list” for proxy voting purposes. As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

MANAGEMENT OF THE FUNDS

Management Information.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises Inc.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Park Bank, FSB
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996

Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).

				All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.

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Interested Trustees

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	Trustee of the Madison Claymore Covered Call and Equity Strategy Fund; Capitol Bank, FSB; American Riviera Bank, Inc.
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 13 Madison Mosaic Funds. Trustee of all Madison Mosaic Funds except Equity Trust; President and Trustee of the Madison Strategic Sector Premium Fund.	None

Officers

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992

Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC; General Counsel for Concord Asset Management, LLC.

				All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC	All 13 Madison Mosaic Funds and the Madison Strategic Sector Premium Fund.	None

All interested Trustees and Officers of the Trust are employees and/or owners of Madison. Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an “interested person” of the Trust as the term is defined in the Investment Company Act of 1940.

Board of Trustees.

Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Fund’s affairs. As such, they meet at least quarterly to review our operation and management of the Trust. In addition to the information we provide the Trustees, they also meet with the Trust’s independent auditors at least annually to discuss any accounting or internal control issues that the auditors may raise.

The Trustees serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any special meeting of shareholders by a vote of two-thirds of the Trust’s outstanding shares.

The Trustees established three standing Committees to help manage the Trust. The first is the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year. The Audit Committee members are the Independent Trustees of the Trust. Normally, the Audit Committee will meet at least once a year to review the Trust’s annual audit, but the Committee may meet more often as necessary. The Committee generally meets prior to the regularly scheduled meeting of the full Board of Trustees. The Committee met four times during the Trust’s last fiscal year.

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The second standing committee is the Nominating and Governance Committee. The functions of this committee had formerly been handled by the Audit Committee. The members of the Audit Committee and the Nominating and Governance Committee are the same people. Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary. The Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation. Finally, the Committee is responsible for periodically reviewing the effectiveness of the Board. The Committee met four times during the Trust’s last fiscal year.

The third standing committee is the Pricing Committee of the Trust. The Pricing Committee is responsible for reviewing the accuracy of the Trust’s daily net asset value determinations. It reports to the Trustees at least quarterly and makes any recommendations for pricing of Trust securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Trustees. Currently, the Pricing Committee members are Ms. Frank and Messrs. Berberet, Hoppe and Sekelsky (see the above chart under “Management Information”) and Messrs. David Halford and Paul Lefurgey, both Vice Presidents of Madison Investment Advisors, Inc. The Committee reported to the Board four times during the Trust’s last fiscal year.

The Trustees’ ownership interests in Madison Mosaic Funds are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Madison Mosaic Fund Family
Philip Blake	None	Over $100,000
Frank Burgess	$50,001 - $100,000	Over $100,000
James Imhoff	None	Over $100,000
Katherine Frank	None	Over $100,000
Lorence Wheeler	None	Over $100,000

Ownership interests are as of December 31, 2008.

Compensation.

The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Board meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be at 25% of the regular rate until the net assets of the Trust reach $25 million and 50% of the regular rate until the net assets of the Trust reach $50 million. In addition to such compensation, those Trustees who may be compensated by the Trust will be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust, such as travel to any Board meetings. Trustee compensation is included in each fund’s total fees and expenses.

During the last fiscal year of the Trust, the Trustees were compensated as follows:

	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex* Paid to Trustees
Philip Blake	$1,000	$24,000
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	$1,000	$24,000
Lorence D. Wheeler	$1,000	$24,000

*The Madison Mosaic Funds complex is comprised of 4 open-end investment company trusts with a total of 12 funds and/or series and one closed-end investment company trust.

Under the Declaration of Trust, the Trustees can be indemnified by the Trust for certain matters. For example, they can be indemnified against all liabilities and expenses reasonably incurred by them by virtue of their service as Trustees. However, they will not be indemnified for liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Code of Ethics.

We and the Trust adopted Codes of Ethics under Rule 17j-l of the Investment Company Act that govern the ability of our personnel to trade in securities that may be purchased or held by the Fund or any of our non-mutual fund clients. Our codes generally permit our personnel to trade in or hold the types of securities purchased or held by the Trust. Our codes are designed to prevent manipulative practices by our personnel or situations in which our personnel could personally benefit at the expense of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Because the Fund is new, as of March 31, 2009, 100% of its shares were held by the Fund’s advisor or its employees.

INVESTMENT ADVISORY AND OTHER SERVICES

1. Investment Advisors.

We are Madison Mosaic, LLC (known as Bankers Finance Advisors, LLC prior to April 1998), 550 Science Drive, Madison, WI 53711, the investment advisor to the Trust.

We are a wholly owned subsidiary of Madison Investment Advisors, Inc. (“Madison”), 550 Science Drive, Madison, Wisconsin. Madison is a registered investment advisor and has numerous advisory clients. Madison was founded in 1973

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and has no business affiliates other than those described in the Prospectus and this Statement of Additional Information. Madison operates Madison Scottsdale in Scottsdale, Arizona and controls Concord Asset Management in Chicago, Illinois.

Frank E. Burgess is President, Treasurer and Director of Madison. Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, owns and controls Madison Mosaic (see “Management Information” above).

Madison formed us in 1996 for the purpose of providing investment management services to the Madison Mosaic family of mutual funds, including the Trust. We also serve as the investment advisor to Madison Mosaic Equity, Tax-Free and Government Money Market Trusts.

The Fund has not yet paid any advisory fees as of the date of this Statement of Additional Information.

2. Principal Underwriter.

Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258, acts as the Trust’s broker-dealer Distributor pursuant to a Distribution Agreement dated July 30, 1998 between it and all Madison Mosaic Funds. The Distributor does not engage in underwriting activities and receives no compensation for its services (see the “Distribution Agreement” section below). The Distributor is a wholly owned subsidiary of Madison.

3. Services Provided by Each Investment Advisor and Fund Expenses Paid by Third Parties.

Together, we (Madison Mosaic) and Madison are responsible for the investment management of the Trust. We are authorized to execute the Fund’s portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust’s operations, and otherwise to administer the affairs of the Fund as we deem advisable.

We provide or arrange for all the Trust’s required services through three main contracts: An investment advisory agreement; a services agreement and a distribution agreement. These contracts are described below. No Fund expenses are paid by third parties.

Investment Advisory Contract.

The Investment Advisory Agreement between us and the Trust is subject to annual review and approval by the Trustees, including a majority of those Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940. The agreement was approved by Trust shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year last July.

The Investment Advisory Agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by us, upon sixty days’ written notice to the other party. We cannot assign the agreement and it will automatically terminate upon any assignment.

Investment Advisory Fees and Expense Limitations. For our services under the Investment Advisory Agreement, we receive no fees for the Fund. We are responsible for all of the Fund’s expenses (including distributing Prospectuses to potential shareholders). A description of the compensation arrangement between “wrap” program sponsors whose customers may invest in the Fund and Madison is set forth in the prospectus.

Services Contract.

Except as described below, the Trust does not have any officers or employees who are paid directly by the Trust. The Trust entered into a Services Agreement with us for operational and other services required by the Funds. Such services may include:

  The functions of shareholder servicing agent and transfer agent.
  Bookkeeping and portfolio accounting.
  Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
  Providing appropriate supplies, equipment and ancillary services necessary to conduct of its affairs.
  Calculating net asset value.
  Arranging for and paying the Custodian.
  Arranging for and paying the Trust's independent accountants.
  Arranging for and paying the Trust's legal counsel.
  Registering the Trust and its shares with the Securities and Exchange Commission and notifying any applicable state securities commissions of its sale in their jurisdiction.
  Printing and distributing Prospectuses and periodic financial reports to current shareholders.
  Trade association membership.
  Preparing shareholder reports, proxy materials and holding shareholder meetings.
  Independent Trustee expenses.

We do not receive compensation from the Fund to provide all these services to the Fund. A description of the compensation arrangement between “wrap” program sponsors whose customers may invest in the Fund and Madison is set forth in the Prospectus.

The Trust remains responsible for any extraordinary or non-recurring expenses it incurs.

Distribution Agreement.

Mosaic Funds Distributor, LLC, is the Distributor of Madison Mosaic Funds. It receives no compensation for its services under the Distribution Agreement. The agreement had an initial term of two years beginning July 30, 1998 and may continue in effect after that term only if approved annually by the Trustees,

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including a majority of those who are not “interested persons,” as defined in the Investment Company Act of 1940.

The Distribution Agreement provides for distribution of the Trust’s shares without a sales charge to the investor. The Distributor may act as the Trust’s agent for any sales of its shares, but the Trust may also sell its shares directly to any person. The Distributor makes each Fund’s shares continuously available to the general public in those States where it has given notice that it will do so. However, the Distributor has no obligation to purchase any of the Trust’s shares.

The Distributor is wholly owned by Madison Investment Advisors, Inc. and we share our personnel.

4. Other Service Providers.

We arrange for Trust securities to be held in custody by the Trust’s Custodian, for the Trust to be audited annually by independent accountants and for the Trust and the Independent Trustees to be represented by outside counsel. The Fund does not pay any separate fees for the services of these third parties because the cost of these services is included in the advisory and services described above.

Transfer Agent and Dividend-Paying Agent.

Under our Services Agreement with the Trust, we appointed US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (the “Transfer Agent”), as the transfer agent and dividend-paying agent. The Transfer Agent will also perform all shareholder servicing agent functions. We are responsible for compensating the Transfer Agent for providing these services on behalf of the Trust.

Custodian.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust’s shares.

From time to time, the Trust may appoint as Special Custodians certain banks, trust companies, and firms that are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services in limited circumstances. First, custody would be of relatively short duration. Second, custody would be for designated types of securities that, in our opinion or in the opinion of the Trustees, would most suitably be held by such Special Custodians rather than by the Custodian.

In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust. The agreement must meet the requirements of the Securities and Exchange Commission for mutual fund custodians and be approved and reviewed at least annually by the Trustees. If the Special Custodian is a securities dealer, it must deliver to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as we or the Trustees deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Independent Registered Public Accounting Firm.

Grant Thornton LLP, 175 West Jackson Blvd., Chicago, IL 60604, serves as independent registered public accounting firm to the Trust.

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PORTFOLIO MANAGERS

Other Accounts Managed.

The Trust’s portfolio managers identified in the prospectus are Christopher Berberet, Paul Lefurgey and Christopher Nisbet. As of the end of the Trust’s most recent fiscal year, the portfolio managers were also members of the team responsible for the following accounts:

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager’s management of the Trust’s investments and the investments of the other accounts
Christopher Berberet	Registered investment companies	8*	$104 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified
Paul Lefurgey	Registered investment companies	5*	$44 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified
Christopher Nisbet	Registered investment companies	5*	$44 million (including the Trust’s portfolios)	None identified
	Other pooled investment vehicles	None	$0	None identified
	Other accounts	357 separately managed client accounts including individuals, institutions and municipalities and 20 wrap account subadvisory relationships involving 4 model composites*	$1,443 million in separate accounts; $2,186 million in wrap accounts	None identified

*The advisory fee was not based on the performance of any of these accounts.

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Compensation.

All compensation is measured and paid on an annual, calendar year basis except for incentive compensation which is measured 70% on current year performance and 30% on three year annualized performance. The incentive compensation described below that is earned in any one year is paid out over the course of three years so that if a portfolio manager leaves our employment, he or she forfeits a percentage of his or her incentive compensation. Incentive compensation is derived from a performance “pool” calculated at the onset of any year as a percentage of revenue generated from fixed-income accounts managed by our firm, including those in the Trust. Each individual member of the fixed-income team is eligible for a percentage of the pool based on his or her contribution to the firm’s investment strategy and process. The percentage is determined by the team’s lead fixed-income manager. The actual incentive amount upon which the percentage is multiplied is based upon the relative performance of each of fixed-income portfolio composite, on an asset weighted basis, to the applicable benchmark, as described in the table below.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the “Other Accounts” mentioned in the chart above)
Christopher Berberet, Paul Lefurgey and Christopher Nisbet

We believe investment professionals should receive compensation for the performance of our client’s accounts, their individual effort, and the overall profitability of the firm. As such, our investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process. The manager also participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of our portfolio management teams have significant investments in either the firm or the Mosaic Fund accounts we manage with the same general style and philosophy as our individual client accounts. We believe our portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

In addition to fixed compensation, the manager also participates in an incentive compensation pool shared by the members of the firm’s fixed-income management team that is based on the performance of the firm’s various fixed-income composites measured against the applicable ~~Lehman~~Barclays Capital index benchmark. All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics. Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark

None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Ownership of Securities.

As of December 31, 2008, the portfolio managers beneficially owned the following amounts of the Fund:

Name of manager	Range of ownership interest
Christopher Berberet	$100,001 - $500,000

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BROKERAGE ALLOCATIONAND OTHER PRACTICES

We make all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Our decisions are subject to review by the Trustees.

During its three most recent fiscal years, the Trust did not pay any brokerage commissions.

In general, we seek to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling Trust securities. In determining the best price and execution, we may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with us and any statistical, research or other services the dealer provides us. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Trust brokerage transactions (to the extent permitted by law or regulation). To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as we determine in good faith. The Trust may not be our only client that benefits from our receipt of research from the brokers and dealers the Trust uses for its trading needs.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist us in our “investment decision-making process” and not in the management of our firm. The term “Investment Decision-Making Process” refers to the quantitative and qualitative processes and related tools we use in rendering investment advice to the Trust and our other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.

Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, Global Sector Review, etc. For example, a tool that helps us decide what might happen to the price of a particular bond following a specific change in interest rates is considered research because it affects our decision-making process regarding that bond.

We may receive from brokers products or services which are used by us both for research and for administrative, marketing or other non-research purposes. In such instances, we make a good faith effort to determine the relative proportion of our use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. We pay the remaining portion of the cost of obtaining the product or service in cash from our own resources.

Although we believe that all clients of our firm and its affiliates, including the Trust, benefit from the research received by us from brokers, we may not necessarily use such research products or services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such products or services in any given period.

Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

We expect that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

Affiliated Transactions.We can purchase portfolio securities through an affiliated broker if we decide it is in the Trust’s interests. If we trade through an affiliated broker, we will observe four requirements. (1) The transaction must be in the ordinary course of the broker’s business. (2) The transaction cannot involve a purchase from another broker or dealer. (3) Compensation to the broker in connection with the transaction cannot be in excess of one percent of the cost of the securities purchased. (4) The terms to the Trust for purchasing the securities, including the cost of any commissions, must be as favorable to the Trust as the terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to us under the Investment Advisory Agreement.

We do not anticipate that any such purchases through affiliates will ever represent a significant portion of the Trust’s trading activity. In fact, no such transactions took place during the Trust’s six most recent fiscal years.

Portfolio Turnover.We do not expect to engage in short-term trading for the Fund, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons. We anticipate that annual portfolio turnover for the Fund will generally not exceed 100%, but actual turnover rate will not be a limiting factor if we believe it is desirable to make purchases or sales.

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CAPITAL STOCK AND OTHER SECURITIES

Summary.

The Declaration of Trust, dated November 18, 1982, was filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Trust’s obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares and Classes of Shares.

Four series of the Trust’s shares are currently authorized: Government Fund shares, Core Bond Fund shares, Institutional Bond Fund shares and COINS shares. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

For example, shareholder votes relating to the election of Trustees or approval of the Trust’s selection of independent public accountants, as well as any other matter in which the interests of all shareholders are identical, will be voted on without regard to series or classes of shares. Matters that affect a particular series or class of shares will not be voted upon by the unaffected shareholders. On the other hand, required shareholder approval of the Investment Advisory Agreement and any change in a Fund’s fundamental investment policies will be submitted to a separate vote by each series and class of shares. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect one series or class even if it is rejected by the shareholders of another series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees can also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights.

The Trustees may divide or combine the Trust’s shares into a greater or lesser number of shares as long as the action will not change your proportionate interest in the Trust. Any assets, income and expenses of the Trust that we cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Trustees as they deem fair and equitable. Upon any liquidation of the Fund, you would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Trust’s independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Trust.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the Investment Advisory Agreement (except for reductions of the Advisor’s fee) or in the fundamental investment limitations of the Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this document.

Voting Rights.

The voting rights of shareholders are not cumulative. As a result, holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50 percent of all shares of the Fund or 67 percent of the shares voted at an annual meeting or special meeting of shareholders at which at least 50 percent of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Trust’s Custodian. The Trustees are required to promptly call a meeting of shareholders for the

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purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability.

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others.

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to the Advisor under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Fund’s “Guide to Doing Business” describes the basic procedures for investing in the Fund. The following information concerning other investment procedures is presented to supplement the information contained in the Guide.

Offering Price.

We calculate the net asset value (NAV) of the Fund every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for the Fund is made at the time of the close of the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of the Fund. Since the Trust does not charge a “sales load,” its shares are both offered and redeemed at NAV.

We determine the value of the Fund’s securities in a number of ways. If current market quotations are readily available for a security, we value it at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, we value them at their fair value as determined in good faith by the Trustees. We value securities having a remaining effective maturity of 60 days or less at amortized cost which approximates market value.

The Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many high yield issues is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities. Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in the Fund is priced by rounding to the nearest penny. NAV of shares in the Fund is expected to fluctuate daily, and we will make no attempt to stabilize the value of its shares.

Shareholder Service Policies.

Our policies concerning shareholder services are subject to change from time to time. In the event of a material change, you will receive a new prospectus.

Anti-Money Laundering Program.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with

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this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trust’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Minimum Initial Investment and Minimum Balance.

We can change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing. We may change the Trust’s minimum amount for subsequent investments by 30 days written notice. We may waive the minimum initial account size for our employees. Any employee of Madison Investment Advisors, Inc. or its affiliates that is subject to the Madison Investment Advisors, Inc. Code of Ethics may invest in the Fund.

Special Service Charges.

We may impose special service charges for services that are not regularly afforded to shareholders. In order to do this, we must give 30 days written notice to you or to shareholders in general. These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests. The Fund’s standard service charges are also subject to adjustment from time to time.

Share Certificates.

The Trust will not issue share certificates.

Subaccounting Services.

The Trust can provide subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust’s minimum initial investment to open an account will not apply to subaccounts. However, we reserve the right to impose the same minimum initial investment requirement that would apply to regular accounts if it seems that the cost of carrying a particular subaccount or group of subaccounts is likely to be excessive.

The Trust may provide and charge for subaccounting services that we determine exceed those services that can be provided without charge. The availability and cost of such additional services will be determined in each case by negotiation between the Fund and the parties requesting the additional services. We are not presently aware of any such services for which a charge will be imposed.

Crediting of Investments.

We can reject any investment in the Trust for any reason.

We may at any time suspend all new investment in the Fund. We may also, in our discretion, decline to recognize an investment by funds wired for credit until such funds are actually received by the Trust. This is because we may be responsible for any losses resulting from changes in the Fund’s net asset value that happen because we failed to receive funds from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately. The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by us, the Trust or the Distributor.

Foreign Checks.

Checks drawn on foreign banks will not be accepted.

Purchase Orders from Brokers.

We authorized one or more brokers to accept purchase and redemption orders of Trust shares. These brokers are authorized to delegate other intermediaries to accept purchase or redemption orders of Trust shares. An order to purchase shares that we receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure us that it received the order from its customer prior to that time.

Shareholders who invest in the Trust through a “wrap” program sponsor may be charged a commission for handling the transaction in accordance with the terms of the “wrap” program agreement between the sponsor and the shareholder. The Fund does not pay any commissions on the sale of its shares to brokers or any other parties.

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Unusual Circumstances Resulting in Suspension of Payments.

We will use our best efforts in normal circumstances to handle redemptions timely. However, we may for any reason we deem sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days.

Our sole responsibility with regard to redemptions shall be to process timely redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in the Fund may be suspended or delayed for more than seven days only in limited circumstances. These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or (3) during any period when the Securities and Exchange Commission has by order permitted such suspension.

Final Payments on Closed Accounts.

The redemption payment you receive when you close your Fund account will normally have all accrued dividends included. However, when an account is closed, we may make subsequent payment of any final dividends declared but not yet paid to the date of the redemption that closed the account. The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Dividend Payments.

Dividends are payable to you at the time they are determined. The Fund’s dividend declaration and distribution is made at least annually, and normally quarterly. The share price of the Fund will normally fall by an amount equal to the income or other dividend paid to you (including any annual gains declared).

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of the Fund. Premium on securities purchased is amortized daily as a charge against income.

TAXATION OF THE TRUST

Federal Income Tax Requirements.

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Internal Revenue Code (the “Code”), the Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. We intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, the Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.

Should the Fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Wash Sales.

If you receive exempt-interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction.

No portion of the dividends paid by the Trust to its shareholders is expected to be subject to the dividends received deduction for corporations (70% of dividends received).

28% Withholding.

You may be subject to a 28% withholding requirement on transactions with the Trust in certain circumstances. (1) If you fail to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) if the Internal Revenue Service determined that you failed to properly report dividend or interest income.

Personal Holding Company.

We reserve the right to involuntarily redeem shares if ownership has or may become concentrated as to make the Fund a personal holding company under the Code.

CALCULATION OF PERFORMANCE DATA

So that you can compare the Fund with similar funds (and to market indices, investments such as savings accounts, savings certificates, taxable and tax-free bonds, taxable money market funds and money market instruments), we calculate yields and total returns for the Fund.

How are Total Returns Calculated? We calculate annual total return and average annual total returns for the Fund. Annual total return is based on the change in share price from the beginning to the end of the year, plus any distributions. We calculate average annual total return by finding the compounded annual rate of return over a given period that would be required

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Madison Corporate Income Shares (COINS)	May 1, 2009

to equal the return on an assumed initial investment in the Fund to the ending redeemable value this investment would have had at the end of the period. This is done by taking into account the effect of the changes in the Fund’s share price during the period and any recurring fees charged to shareholder accounts. We also assume all dividends and other distributions are reinvested at the applicable share price when they were paid.

We may also calculate non-annualized aggregate total returns by computing the simple percentage change in value that equals an assumed initial investment in a Fund with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

How is Standardized Yield Calculated?The yields of the Fund are calculated according to standardized formulas prescribed by the SEC. They are calculated as follows: Add one to the Fund’s total daily theoretical net income per share during a given 30-day period and divide the sum by the Fund’s maximum offering price per share on the last day of the period. Next raise the result to the sixth power, subtract one and multiply the result by two.

The standardized yield may be calculated daily any business day.

For purposes of calculating yield, the daily theoretical gross income of each income bearing obligation in the Fund is determined as 1/360 of the obligation’s yield to maturity (or put or call date in certain cases). This is based upon its current value (defined as the obligation’s closing market value that day, plus any accrued interest), multiplied by such current value. The Fund’s daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the Fund. The Fund’s total daily theoretical net income per share during a given 30-day period is the Fund’s daily theoretical gross income less daily expenses accrued (reduced by any waived expenses), totaled for each day in the period and divided by the average number of shares outstanding during the period.

Total return quotations as of the end of the Fund’s most recent fiscal year are presented in the Prospectus.

Performance Comparisons.

From time to time, in advertisements or in reports to shareholders and others, we may compare the performance of the Trust to that of recognized market indices. We may cite the ranking or performance of the Fund as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

We may also compare the performance of the Fund to that of other funds we manage, if appropriate. We may compare our performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices that we may use include those compiled by major securities firms. Other indices compiled by securities rating or valuation services, such as Standard and Poor’s Corporation, may also be used. Periodicals that report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Business Daily, The New York Times, The Washington Post, Barron’s, Forbes Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger’s Personal Finance and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc. and Morningstar.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue’s Money Fund Report. Financial news is broadcast by various radio and television media.

Average Maturities.We calculate average maturity information for the Funds. The “average maturity” of a Fund on any day is determined by first multiplying the number of days then remaining to the effective maturity of each investment in the Fund by the value of that investment. Next, the results of these calculations are summed. Finally, the total is divided by the aggregate value of the Fund that day. Thus, the average maturity represents a dollar-weighted average of the effective maturities of Fund investments.

By comparison, the “mean average maturity” of the Fund over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the Fund during the respective period.

FINANCIAL STATEMENTS AND OTHER ADDITIONAL INFORMATION

Audited Financial Statements for the Fund, together with the Report of Grant Thornton LLP, Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2008, appear in the Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2008. That report is incorporated herein by reference. The Report was filed with the Securities and Exchange Commission. Statements contained in this Statement of Additional Information and in the prospectus regarding the contents of contracts and other documents are not necessarily complete. You should refer to the documents themselves for definitive information on their provisions. We will supply copies of the Trust’s important documents and contracts to interested persons upon request, or you can obtain them from the SEC’s Internet site at www.sec.gov.

The Trust registered with the Securities and Exchange Commission in Washington, DC, by the filing a Registration Statement. The Registration Statement contains certain additional information not included in the Prospectus or

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Madison Corporate Income Shares (COINS)	May 1, 2009

this Statement of Additional Information. This information is available from the SEC or its Internet site. (See the back cover of the Prospectus for information about obtaining this information.)

APPENDIX – QUALITY RATINGS

Any investment we make will have a “quality rating” determined principally by ratings assigned by nationally recognized statistical rating organizations (NRSRO). Otherwise, we will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by two major NRSROs that rate securities: Moody’s Investors Service, Inc. (Moody’s) and Standard and Poor’s Corporation (S&P). In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating we deem appropriate. In cases where no organization rates an issue, we will grade it using the following standards that we believe are comparable to those followed by the NRSROs.

Bonds. Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

Bonds rated Baa or BBB are considered medium grade obligations. Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Fund does not invest in issues rated below Baa or BBB or equivalent unrated issues.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Obligations rated Baa or above by Moody’s or rated BBB or above by S&P are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.

Bond ratings may be further enhanced by the notation “+” or “-.” For purposes of the Trust and its investment policies and restrictions, such notations shall be disregarded.

Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes. Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues. MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper. Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P, the issuer must have adequate liquidity to

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Madison Corporate Income Shares (COINS)	May 1, 2009

meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

Part C
May 1, 2009
Madison Mosaic Income Trust

Item 23. Exhibits

Included in Part A: Financial Highlights

Included in Part B: Filed with the Securities and Exchange Commission pursuant to Section 30 of the Investment Company Act of 1940 on February 25, 2009, and incorporated herein by reference are the Trust's Annual Reports to shareholders for the fiscal year ended December 31, 2008.

Included in such reports to shareholders are: Report of Grant Thornton LLP, Independent Registered Public Accounting Firm, Statements of Assets and Liabilities, including the Portfolios of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements.

Included in Part C:  Consents of Independent Registered Public Accounting Firms

Exhibit	Description of Exhibit
a	Articles of Incorporation*
b	By-Laws*
c	Not Applicable
d	Investment Advisory Contract*
e	Distribution Agreement*
f	Not Applicable
g	Custodian Agreement*
h	Services Agreement* (amendment filed herewith) and Transfer Agent Agreement*
i	Legal Opinion*
j	Consent of Independent Registered Public Accountants (filed herewith)
k	Not Applicable
l	Not Applicable
m	Not Applicable
n	Not Applicable
o	Reserved
p	Code of Ethics*

* Previously filed by Registrant via EDGAR.

24. Persons Controlled by or Under Common Control with Registrant.

None

25. Indemnification

Madison Mosaic Funds maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant's advisor and its affiliates (referred to as an "Insured" or the "Insureds"). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office. (Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of such registrants pursuant to any provision of the Registrant's Declaration of Trust or its By-Laws, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.)

26. Business and Other Connections of Investment Advisor.

Name	Position with Advisor	Other Business
Frank E. Burgess	Director	President and Director of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust
Katherine L. Frank	President	Managing Director of Madison Investment Advisors, Inc. of the same address as the Trust
Jay R. Sekelsky	Vice President	Managing Director of Madison Investment Advisors, Inc. of the same address as the Trust
Chris Berberet	Vice President	Managing Director of Madison Investment Advisors, Inc. of the same address as the Trust
Greg Hoppe	Vice President	Associated person of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258
W. Richard Mason	Secretary and CCO	Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258 and General Counsel and CCO of Madison Investment Advisors, Inc. and Madison Asset Management, LLC of the same address as the Trust

27. Principal Underwriters

(a) The registrant does not utilize the services of an underwriter. Mosaic Funds Distributor, LLC, the distributor of the Trust, also acts as distributor for Madison Mosaic Tax-Free, Government Money Market and Equity Trusts. It is a wholly owned subsidiary of Madison Investment Advisors, Inc.

(b)

Name and Principal Business Address	Position and Offices with Underwriters	Position and Offices with Registrant
W. Richard Mason, 8777 N. Gainey Center Dr., Scottsdale, AZ 85258	Principal, CCO and Financial Operations Principal	Secretary and CCO
Greg Hoppe, 550 Science Drive, Madison, WI 53711	Registered Representative	CFO

(c) Not Applicable

28. Location of Accounts and Records.  Most books, records and accounts of the Registrant will be maintained at 550 Science Drive, Madison, WI 53711, at which address are located the offices of the Registrant and of Madison Mosaic, LLC. Current transfer agent and shareholder account records are kept at the offices of the Registrant's transfer agent, US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Additional records and documents relating to the affairs of the Registrant are maintained by US Bank, N.A. of Milwaukee, WI, the Registrant's Custodian, at the Custodian's offices located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212. Pursuant to the Custodian Agreement (see Article IX, Section 12), such materials will remain the property of the Registrant and will be available for inspection by the Registrant's officers and other duly authorized persons. Finally, all remaining books, records and accounts of the Registrant not maintained at the Registrant's Madison, WI office will be maintained at the offices of the Advisor's Distributor and its Legal and Compliance Department, both located at 8777 N. Gainey Center Drive, Suite 220, Scottsdale, AZ 85258.

29. Not Applicable

30.  Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Madison, State of Wisconsin, on the 30th day of April, 2009.

                              Madison Mosaic Income Trust

                              By: (signature)
                              Katherine L. Frank
                              President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

___________________, Trustee Frank E. Burgess 04/30/09*

___________________, Trustee Lorence Wheeler 04/30/09*

___________________, Trustee James Imhoff 04/30/09*

___________________, Trustee Philip Blake 04/30/09*

*(signature) Attorney-in-Fact, John Rashke 04/30/09